SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Steel Excel Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Steel Excel Inc.
2603 Camino Ramon, Suite 200
San Ramon, California 94583

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

To our stockholders:

Our 2012 Annual Meeting of Stockholders (the “Annual Meeting”) will be held at the Crowne Plaza Redondo Beach, 300 North Harbor Drive, Redondo Beach, California 90277 on Thursday, May 17, 2012 at 9:00 a.m., local time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1. The election of six directors to our Board of Directors, each to serve until our 2013 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. Our Board of Directors intends to present the following nominees for election as directors:

Jack L. Howard	Warren G. Lichtenstein	John Mutch
John J. Quicke	Gary W. Ullman	Robert J. Valentine

2. Approval of an amendment to our Certificate of Incorporation to reduce the number of shares of common stock authorized for issuance from 40,000,000 to 18,000,000.

3. Approval of an amendment to our Certificate of Incorporation to restrict certain transfers of common stock in order to preserve the tax treatment of our net operating losses and other tax benefits.

4. Approval of the Tax Benefits Preservation Plan to help protect the tax treatment of our net operating losses and other tax benefits.

5. An advisory vote to approve compensation of our named executive officers.

6. The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

7. The transaction of any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

These items of business are more fully described in the attached Proxy Statement. Only stockholders of record at the close of business on April 13, 2012 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

Jack L. Howard Corporate Secretary

San Ramon, California
April 30, 2012

Whether or not you plan to attend the Annual Meeting, please cast your vote online, by telephone or by completing, dating, signing and promptly returning the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

Steel Excel Inc.
2603 Camino Ramon, Suite 200
San Ramon, California 94583

PROXY STATEMENT
For 2012 Annual Meeting of Stockholders

April 30, 2012

The accompanying proxy is solicited on behalf of the Board of Directors (“Board”) of Steel Excel Inc., a Delaware corporation (the “Company,” “Steel Excel,” “we” or “us”), for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Crowne Plaza Redondo Beach, 300 North Harbor Drive, Redondo Beach, California 90277 on Thursday, May 17, 2012 at 9:00 a.m., local time. This Proxy Statement and the accompanying form of proxy card / voting instruction card were first mailed to our stockholders on or about May 2, 2012. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 is enclosed with this Proxy Statement (the “Annual Report”).

Record Date; Quorum; List of Stockholders of Record

Only holders of record of common stock at the close of business on April 13, 2012 will be entitled to vote at the Annual Meeting. At the close of business on the record date, we had 10,892,036 shares of common stock outstanding and entitled to vote. A majority of the shares outstanding on the record date, represented by proxy or in person, will constitute a quorum for the transaction of business at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for a period of ten days before the Annual Meeting. Stockholders may examine the list for purposes germane to the Annual Meeting.

Voting Rights; Required Vote

Stockholders are entitled to one vote for each share of common stock held by them as of the record date. Under our bylaws, directors must be elected by a majority of the votes cast in uncontested elections. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. Abstentions are not counted as votes “FOR” or “AGAINST” the election of directors. Our Corporate Governance Principles, which are available on our website at www.steelexcel.com under “Investors – Corporate Governance,” set forth our procedures for the nomination of an incumbent director in an uncontested election and our policy relating to the resignation of an incumbent director who fails to receive a majority of the votes cast in an uncontested election. Information on our website shall not constitute a part of this Proxy Statement. In contested elections, the standard vote would be a plurality of votes cast. Stockholders do not have the right to cumulate their votes in the election of directors.

Approval of Proposal Nos. 2 and 3, regarding the amendment to our Certificate of Incorporation to reduce the number of authorized shares of common stock and the amendment to our Certificate of Incorporation to restrict certain transfers of common stock in order to preserve the tax treatment of our net operating losses and other tax benefits, respectively, requires the affirmative vote of a majority of our shares of common stock outstanding on the record date.

Approval of Proposal No. 4 regarding our Tax Benefits Preservation Plan adopted to help protect the tax treatment of our net operating losses and other tax benefits, requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

Approval of Proposal Nos. 5 and 6, regarding the advisory vote on the compensation of our named executive officers and ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, respectively, requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person or by proxy.

We have been advised that it is the intention of Steel Partners Holdings L.P. (“Steel Holdings”) and its affiliates to vote the shares of our common stock over which they have voting power “FOR” all nominees for director and in favor of all other Proposals described in this Proxy Statement.  Steel Holdings and affiliates beneficially own approximately 40% of our outstanding shares of common stock.  See the stock ownership table set forth in “Stock Ownership of Principal Stockholders and Management” below for information regarding the ownership of our common stock.

Voting of Proxies

Stockholders that are “beneficial owners” (your Steel Excel shares are held for you in street name, by a bank, broker or other nominee) have three options for submitting their votes before the Annual Meeting, by: (a) Internet, (b) telephone or (c) mailing a completed voting instruction card to the bank, broker or other nominee where your Steel Excel shares are held. If you have Internet access and are a beneficial owner of shares of Steel Excel common stock, you may submit your proxy from any location in the world by following the “Vote by Internet” instructions on the voting instruction card. If you live in the United States or Canada and are a beneficial owner, you may also submit your proxy by telephone by following the “Vote by Telephone” instructions on the voting instruction card. If you received your Annual Meeting materials by mail and do not wish to vote online or by telephone, or if you are a “registered stockholder” (you hold your Steel Excel shares in your own name through our transfer agent, Registrar and Transfer Company, or you are in possession of stock certificates), please complete and properly sign the proxy card (registered holders) or voting instruction card (beneficial owners) you receive and return it in the prepaid envelope provided, and it will be voted in accordance with the specifications made on the proxy card or voting instruction card. If no specification is made on a signed and returned proxy card or voting instruction card, the shares represented by the proxy will be voted “FOR” the election to the Board of each of the six nominees named on the proxy or instruction card, “FOR” the amendment to our Certificate of Incorporation to reduce the number of authorized shares of common stock, “FOR” the amendment to our Certificate of Incorporation to restrict certain transfers of common stock in order to preserve the tax treatment of the Company’s net operating losses and other tax benefits, “FOR” the approval of our Tax Benefits Preservation Plan adopted to help protect the tax treatment of our net operating losses and other tax benefits, “FOR” the advisory vote on the approval of the compensation of our named executive officers, and “FOR” ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend. We encourage beneficial owners with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted. If you attend the Annual Meeting, you also may vote in person, and any previously submitted votes will be superseded by the vote you cast at the Annual Meeting.

Effect of Abstentions and “Broker Non-Votes”

If a registered stockholder indicates on his or her proxy card that the stockholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the stockholder wishes to abstain from voting, these shares are considered present and entitled to vote at the Annual Meeting. These shares will count toward determining whether or not a quorum is present. Because directors are elected by the majority of the votes cast at the Annual Meeting in uncontested elections and by a plurality of votes cast in contested elections, abstentions will have no effect on the outcome of Proposal No. 1, concerning the election of the six nominees to our Board. Similarly, abstentions will have no effect on Proposal 4, concerning the approval of our Tax Benefits Preservation Plan adopted to help protect the tax benefits associated with our net operating losses and unrealized tax benefits, Proposal No. 5, concerning the non-binding, advisory vote on executive compensation, and Proposal No. 6, concerning the ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Abstentions will have the effect of votes “AGAINST” Proposal Nos. 2 and 3, concerning the amendments to our Certificate of Incorporation.

If a beneficial owner does not provide his or her broker with instructions as to how to vote the shares (“uninstructed shares”), the broker has authority to vote such uninstructed shares for or against “routine” proposals only. Proposal No. 6, ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed shares “FOR” or “AGAINST” Proposal No. 6 and such votes will count towards establishing a quorum. Because Proposal Nos. 1, 2, 3, 4 and 5 are non-routine matters, a broker may not vote uninstructed shares with respect to such Proposals; however, such uninstructed shares will be counted towards establishing a quorum. Therefore, we encourage you to sign and return your proxy, with voting instructions, before the meeting so that your shares will be represented and voted at the Annual Meeting even if you cannot attend in person.

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes (which are votes that could have been provided had the beneficial holder provided voting instructions to its broker) for each proposal.

Adjournment of Annual Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting. If the Annual Meeting is postponed or adjourned, a stockholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A stockholder still will be able to revoke the stockholder’s proxy until it is voted.

Expenses of Soliciting Proxies

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy cards and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

Revocability of Proxies

Any person signing a proxy card or voting instruction card in the form accompanying this Proxy Statement has the power to revoke it at any time before it is voted. A proxy may be revoked by signing and returning a proxy card or voting instruction card with a later date, by delivering a written notice of revocation to Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016, that the proxy is revoked or by attending the Annual Meeting and voting in person. The mere presence at the Annual Meeting of a stockholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a stockholder has instructed a broker, bank or nominee to vote his, her or its shares of Steel Excel common stock, the stockholder must follow the directions received from the broker, bank or nominee to change his, her or its instructions. In the event of multiple online or telephone votes by a stockholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the stockholder, unless such vote is revoked in person at the Annual Meeting according to the revocability instructions outlined above.

Electronic Delivery of Stockholder Communications

If you received your Annual Meeting materials by mail, we encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you would be notified in the future via email as soon as the Annual Report and Proxy Statement are available on the Internet, and you can easily submit your vote online. Electronic delivery also can eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

Registered Owner: follow the instructions on the proxy card enclosed with your Annual Meeting materials to enroll.

Beneficial Owner: visit www.icsdelivery.com to enroll.

Your electronic delivery enrollment will be effective until you cancel it. If you have questions about electronic delivery, please email them to our Investor Relations at investor_relations@steelexcel.com.

Delivery of Voting Materials to Stockholders Sharing an Address

To reduce the expense of delivering duplicate voting materials to stockholders who may have more than one Steel Excel stock account, we have adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, certain stockholders of record who have the same address and last name and do not participate in electronic delivery of Annual Meeting materials will receive only one copy of the Annual Meeting materials and any additional proxy soliciting materials sent to stockholders until such time as one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce duplicate mailings and save printing costs and postage fees, as well as conserve natural resources. Stockholders who participate in householding will continue to receive separate proxy cards or voting instruction cards.

How to Obtain a Separate Set of Voting Materials

If you received a householded mailing this year and you would like to have additional copies of the Annual Meeting materials mailed to you, please submit your request to Steel Excel Inc., 2603 Camino Ramon, Suite 200, San Ramon, California 94583, Attn: Investor Relations, or you may email Investor Relations at investor_relations@steelexcel.com. You may also contact us at this address if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 17, 2012.

This Proxy Statement, the form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 are available at www.cfpproxy.com/7074.

Available Information

Steel Excel will mail without charge, upon written request, a copy of Steel Excel’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested. Requests should be sent to:

Steel Excel Inc.
Attn: Investor Relations
2603 Camino Ramon, Suite 200
San Ramon, California 94583

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes stockholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of our net operating losses; the possibility of being deemed an investment company under the Investment Company Act of 1940, as amended, which may make it difficult for us to complete future business combinations or acquisitions; the potential need to record impairment charges for marketable securities based on current market conditions; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our services; operating risks inherent in the oilfield services industry; environmental and other health and safety laws and regulations, including those relating to climate change; general economic conditions; our expected liquidity in future periods and other risks detailed from time to time in filings we make with the SEC, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Our Board currently consists of Jon S. Castor, Jack L. Howard, Warren G. Lichtenstein, John Mutch, John J. Quicke and Gary W. Ullman. Each of our current directors, other than Mr. Castor, will stand for re-election at the Annual Meeting. Mr. Castor will no longer serve as a director following the Annual Meeting. The Board, upon the recommendation of the Governance and Nominating Committee, nominated Robert J. Valentine for election to our Board to fill a vacancy.  Each of the nominees has agreed to serve as a director if elected. All of our current directors were previously elected by our stockholders except for Mr. Ullman, who was elected by our Board to fill a vacancy.  Your proxy will be voted for the election of each of these six nominees unless you indicate otherwise on your proxy card.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If any nominee for any reason is unable to serve, or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of our stockholders or until his successor has been elected and qualified.

Directors/Nominees

The names and ages of the nominees for election to our Board and their respective positions with the Company as of the date of this Proxy Statement are set forth below. Additional biographical information concerning each of these nominees, including their principal occupations, follows the table.

Name	Age	Position With The Company	Director Since
John J. Quicke	62	Interim President and Chief Executive Officer of Steel Excel; Director of Steel Excel	2007
Jack L. Howard (2)(3)	50	Director of Steel Excel; Secretary of Steel Excel	2007
Warren G. Lichtenstein (3)	46	Director of Steel Excel; President of Steel Sports Inc.	2010
John Mutch (1)(3)(4)	55	Director of Steel Excel	2007
Gary W. Ullman (1)(2)(4)	70	Director of Steel Excel	2011
Robert J. Valentine	62	—	—
__________________________
(1)	Member of the Audit Committee of the Board (“Audit Committee”).

(2)	Member of the Compensation Committee of the Board (“Compensation Committee”).

(3)	Member of the Governance and Nominating Committee of the Board (“Governance and Nominating Committee”).

(4)	Member of Special Committee of the Board (“Special Committee”).

John J. Quicke has served as a member of our Board since 2007 and as our Interim President and Chief Executive Officer since January 2010. Mr. Quicke is a is a Managing Director and operating partner of Steel Partners LLC, a subsidiary of Steel Holdings, a global diversified holding company that engages in multiple businesses through consolidated subsidiaries, associated companies and other interests and has significant interests in leading companies in various industries, including diversified industrial products, energy, defense, banking, insurance, food products and services, oilfield services, sports, training, education, and the entertainment and lifestyle industries.  Mr. Quicke has been associated with Steel Partners LLC and its affiliates since September 2005.  Mr. Quicke has served as a director, President and Chief Executive Officer of DGT Holdings Corp. (“DGT”), a company primarily engaged in the design, manufacture and marketing of medical and dental imaging systems, since September 2009. He has also served as the Chief Executive Officer of Sun Well Service, Inc., a provider of premium well services to oil and gas exploration and production companies operating in the Williston Basin in North Dakota and Montana, since February 2011. He has served as a director of Rowan Companies, Inc., an offshore contract drilling company, since January 2009. Mr. Quicke served as a director of Angelica Corporation, a provider of health care linen management services, from August 2006 to July 2008.  He served as a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from October 2006 to June 2007. Mr. Quicke served as a director of Handy & Harman Ltd. (“HNH”), a diversified manufacturer of engineered niche industrial products, from July 2005 to December 2010. Mr. Quicke continues to serve as a Vice President of HNH, a position he has held since October 2005. Mr. Quicke served as a director, President and Chief Operating Officer of Sequa Corporation, a diversified industrial company, from 1993 to March 2004, and Vice Chairman and Executive Officer of Sequa from March 2004 to March 2005. As Vice Chairman and Executive Officer of Sequa, he was responsible for the Automotive, Metal Coating, Specialty Chemicals, Industrial Machinery and Other Product operating segments of the company.

The Board has determined that Mr. Quicke’s extensive experience, including board service on eight public companies over 15 years, over 20 years of significant operating experience (in each case including participation in acquisition and disposition transactions), as well as his financial and accounting expertise, allow him to effectively lead the management of the Company, including the planned redeployment of capital and acquisition strategy of the Company.

Jack L. Howard has served as a member of our Board since 2007. Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard has served as the President of Steel Partners Holdings GP Inc. (“Steel Holdings GP”), the general partner of Steel Holdings, since July 2009 and has served as a director of Steel Holdings GP since October 2011.  He also served as the Assistant Secretary of Steel Holdings GP from July 2009 to September 2011 and as Secretary from September 2011 to January 2012. He is the President of Steel Partners LLC and has been associated with Steel Partners LLC and its affiliates since 1993. Mr. Howard co-founded Steel Partners II, L.P. (“SPII”) in 1993, a private investment partnership that is now a wholly-owned subsidiary of Steel Holdings. He has served as a director of HNH since July 2005. He has served as a director of DGT since September 2011.  Mr. Howard served as Chairman of the Board of WebFinancial Corporation (“WebFinancial”), the predecessor entity of Steel Holdings, from June 2005 to December 2008, as a director from 1996 to December 2008 and its Vice President from 1997 to December 2008. From 1997 to May 2000, he also served as Secretary, Treasurer and Chief Financial Officer of WebFinancial. Mr. Howard served as a director of SP Acquisition Holdings, Inc. (“SPAH”), a company formed for the purpose of acquiring one or more businesses or assets from February 2007 until June 2007, and was Vice-Chairman from February 2007 until August 2007. He also served as Chief Operating Officer and Secretary of SPAH from June 2007 and February 2007, respectively, until October 2009. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses over the past 26 years, service on the boards of directors and committees of both public and private companies, enable him to assist in the effective management of the Company, including the planned redeployment of capital and acquisition strategy of the Company.

Warren G. Lichtenstein has served as a member of our Board since 2010 and as our Chairman of the Board since May 2011. Mr. Lichtenstein is the President of our wholly-owned subsidiary Steel Sports, Inc.  Mr. Lichtenstein has served as the Chairman and Chief Executive Officer of Steel Holdings GP since July 2009. Mr. Lichtenstein is also the Chairman and Chief Executive Officer of Steel Partners LLC and has been associated with Steel Partners LLC and its affiliates since 1990. He is a Co-Founder of Steel Partners Japan Strategic Fund (Offshore), L.P., a private investment partnership investing in Japan, and Steel Partners China Access I LP, a private equity partnership investing in China. He also co-founded SPII. Mr. Lichtenstein has served as a director of GenCorp Inc., a manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008. Mr. Lichtenstein also served as the Chairman of the Board, President and Chief Executive Officer of SPAH from February 2007 until October 2009. He has served as a director of HNH since July 2005. He has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment, since March 2010. He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005. He served as a director of WebFinancial from 1996 to June 2005, as Chairman and Chief Executive Officer from December 1997 to June 2005 and as President from December 1997 to December 2003. From May 2001 to November 2007, Mr. Lichtenstein served as a director (formerly Chairman of the Board) of United Industrial Corporation, a company principally focused on the design, production and support of defense systems, which was acquired by Textron Inc. He served as a director of KT&G Corporation, South Korea’s largest tobacco company, from March 2006 to March 2008. Mr. Lichtenstein served as a director of Layne Christensen Company, a provider of products and services for the water, mineral, construction and energy markets, from January 2004 to October 2006.

  The Board has determined that Mr. Lichtenstein’s extensive experience in corporate finance, executive management and his service as a director and advisor to a diverse group of public companies enable him to assist in the management of the Company, including the planned redeployment of capital and acquisition strategy of the Company.

John Mutch has served as a member of our Board since 2007. Mr. Mutch has been the President and Chief Executive Officer of BeyondTrust Software, a privately held security software company focused on privilege identity management solutions sold into the Global 2000 IT infrastructure market, since October 2008. In addition, Mr. Mutch is the founder and managing partner of MV Advisors LLC, a strategic block investment firm which provides focused investment and strategic guidance to small and mid-cap technology companies, since December 2005. Prior to founding MV Advisors, in March 2003, Mr. Mutch was appointed by the U.S. Bankruptcy court to the Board of Peregrine Systems. He assisted that company in a bankruptcy work out proceeding and was named President and Chief Executive Officer in July 2003. Mr. Mutch ran Peregrine Systems operating the company under an SEC consent decree and successfully restructured the company culminating in a sale to Hewlett-Packard Company in December 2005. Previous to running Peregrine Systems, Mr. Mutch served as President, Chief Executive Officer and a director of HNC Software, an enterprise analytics software provider. Before HNC Software, Mr. Mutch spent seven years at Microsoft Corporation in a variety of executive sales and marketing positions. Mr. Mutch previously served on the boards of Phoenix Technology, Edgar Online, Aspyra, Overland Storage and Brio Software. He is currently a director at Agilysys, Inc., a provider of information technology solutions, since March 2009.

The Board has determined that Mr. Mutch’s extensive experience in restructuring and building public technology companies enable him to assist in the effective management of the Company, including the planned redeployment of capital and acquisition strategy of the Company.

Gary W. Ullman has served as a member of our Board since 2011.  Mr. Ullman is the Chief Executive Officer of Connies Naturals, a corporation that delivers pre-made food products to sports stadiums, theme parks and the military, and he has served in such capacity since 2003.  He was also the Chief Executive Officer of the Intrapac Group, a producer of specialty packaging for the personal care and pharmaceutical industries, from 2003 until its sale in December 2011.  From 1998 through 2003, Mr. Ullman served as President and Chief Executive Officer of Unitron Industries Ltd., a designer, manufacturer and distributor of hearing aids. From 1997 to 1998, Mr. Ullman was Chief Executive Officer of Fluid Packaging Co Inc., a contract manufacturer of pharmaceuticals and beauty products.  Prior to 1996, Mr. Ullman served for 26 years in executive capacities, including President and Chief Executive Officer, of CCL Industries, Inc. and its affiliated entities.  CCL Industries, Inc. is a manufacturer of consumer products, containers and labels.

The Board has determined that Mr. Ullman’s extensive executive experience, including the financial and accounting knowledge he gained during such service, as well as his turnaround experience, enable him to assist in the management of the Company, including the planned redeployment of capital and acquisition strategy of the Company.

Robert J. Valentine has been the manager of the Boston Red Sox since December 2011. Prior to that, he was an analyst  for the Entertainment and Sports Programming Network (ESPN), a global cable television network focusing on sports-related programming, since 2009. Mr. Valentine previously managed the Chiba Lotte Marines, a professional Japanese baseball team, from 2004 to 2009, the New York Mets from 1996 to 2002 and the Texas Rangers from 1985 to 1992.  He is also the owner of a chain of restaurants.

The Board has determined that Mr. Valentine’s sports experience will enable him, if elected, to contribute to the development of the Company’s sports related business.

Board Leadership Structure and Role in Risk Oversight

Our Board believes that it is in the best interests of the Company to separate the roles of Chairman and Interim Chief Executive Officer. The Board believes that freeing our Interim Chief Executive Officer from this responsibility allows him to focus on the operations of our Company, while our Chairman is enabled to focus on the larger strategic interests of the Company.

Among the responsibilities that our Corporate Governance Principles place upon our Board is the oversight of the conduct of our business to evaluate whether it is being properly managed. Within this responsibility is the obligation to oversee risk management. The involvement of the full Board in setting the Company’s business strategy and objectives is integral to the Board’s assessment of our risk and also a determination of what constitutes an appropriate level of risk and how best to manage any such risk. The Board fulfills this responsibility by its regular updates from management, including our Interim President and Chief Executive Officer and our Chief Financial Officer. Additionally, the Board delegates responsibility for certain aspects of risk management to its committees. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Compensation Committee strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Company’s strategy and objectives. The Governance and Nominating Committee is responsible for overseeing the Company’s corporate governance and corporate governance principles.

Director Independence

Prior to September 6, 2011, our Board was composed of Jon S. Castor, Jack L. Howard, Warren G. Lichtenstein, John Mutch, John J. Quicke and Lawrence J. Ruisi. On September 6, 2011, Mr. Ruisi resigned as a director.  To fill the newly created vacancy, effective October 10, 2011, the Board, upon the recommendation of the Governance and Nominating Committee, appointed Gary W. Ullman to serve on the Board.

As of the date of this Proxy Statement, our common stock is not listed on any exchange and we are not currently subject to corporate governance standards of listed companies, which require, among other things, that the majority of our Board be independent. While we are not currently subject to corporate governance standards relating to the independence of our directors, we choose to define an “independent” director in accordance with the rules of the NASDAQ Stock Market (the “NASDAQ Market”), which include a series of objective tests, such as that a director may not be our employee or interim officer, and that the director has not engaged in various types of business dealings with us. Of our current directors, Messrs. Castor, Mutch and Ullman qualify as “independent” in accordance with the rules of the NASDAQ Market and Messrs. Howard and Lichtenstein qualified as “independent” for a portion of fiscal 2011.  Mr. Lichtenstein ceased to be “independent” on May 25, 2011 upon his appointment as the President of our subsidiary, Steel Sports Inc.  Mr. Howard ceased to be “independent” on October 1, 2011, when we entered into a management services agreement with SP Corporate Services LLC (“SP Corporate”), which transaction is described under “Transactions with Related Persons – Certain Related Person Transactions” below, due to his position as the President of SP Corporate.  Mr. Valentine, a nominee to our Board, will qualify as “independent” in accordance with the rules of the NASDAQ Market, if elected as our director.

Meetings of the Board

During fiscal 2011, the Board met twelve times.  Each director attended over 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period such director served on the Board or applicable committee during fiscal 2011.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, Compensation Committee and Governance and Nominating Committee. Each of the Audit Committee, Compensation Committee and Governance and Nominating Committee operates under a written charter approved by the Board, all of which are available on our website at www.steelexcel.com. Each of these charters also is available in print to any stockholder upon request.  A special committee of the Board is also presently in existence to consider a proposed transaction.

We strongly encourage directors to attend our annual meetings of stockholders. The Board endeavors to hold its Board and committee meetings on the same day as the annual meeting of stockholders to encourage director attendance. Each of our directors then serving on our Board, other than Mr. Lichtenstein, attended our fiscal 2011 Annual Meeting of Stockholders held on May 25, 2011.

Audit Committee.  The members of our Audit Committee are John Mutch (Chair), Jon S. Castor and Gary W. Ullman. Each of the members of our Audit Committee is “independent” as defined by the rules of the NASDAQ Market and meet the financial literacy requirements of the NASDAQ Market. Our Board has determined that each of Messrs. Mutch and Ullman qualifies as an “audit committee financial expert,” under applicable SEC rules and meets the NASDAQ Market financial sophistication requirement of having past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in each such director’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Stockholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of each of Messrs. Mutch and Ullman with respect to certain accounting and auditing matters. The designation of “audit committee financial expert” does not impose upon Messrs. Mutch or Ullman any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board, and each such director’s designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of our Audit Committee or the Board.

During fiscal 2011, Mr. Ruisi served on our Audit Committee until his resignation from the Board on September 6, 2011. Mr. Ullman was subsequently appointed to the Audit Committee on November 17, 2011.  Mr. Ruisi had previously been determined to be independent as defined by the rules of the NASDAQ Market and meet the financial literacy requirements of the NASDAQ Market.

The Audit Committee met ten times during fiscal 2011.  The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and retention of our independent registered public accounting firm, which reports to the Audit Committee. In addition, any related-person transactions, excluding compensation (whether cash, equity or otherwise) involving one of our directors or executive officers, which is delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board.

Compensation Committee.  The members of our Compensation Committee are Jon S. Castor (Chair), Jack L. Howard and Gary W. Ullman.  Each of Mr. Castor and Mr. Ullman is “independent” as defined by the rules of the NASDAQ Market.  Mr. Ullman was appointed to our Compensation Committee on November 17, 2011 and Mr. Mutch rotated off the Compensation Committee on such date.  Mr. Howard is not “independent” as defined by the rules of the NASDAQ Market.

The Compensation Committee ensures that our executive compensation and benefits program is consistent with our compensation philosophy and our corporate governance guidelines and is empowered to determine executive officers’ total compensation, and, subject to the approval of the Board, to determine our Interim Chief Executive Officer’s total compensation.

The Compensation Committee reviews our overall compensation strategy at least annually to ensure that it promotes stockholder interests, supports our strategic and tactical objectives and provides for appropriate rewards and incentives for our executive officers.

The Compensation Committee met five times during fiscal 2011. Typically, our Chief Executive Officer and Chief Financial Officer attend all appropriate portions of Compensation Committee meetings. For more information, see “Executive Compensation—Compensation Discussion and Analysis” below.

Governance and Nominating Committee.  The current members of our Governance and Nominating Committee are Jack L. Howard (Chair), John Mutch and Warren G. Lichtenstein.  Mr. Mutch is “independent” as defined by the rules of the NASDAQ Market.  During fiscal 2011, Mr. Ruisi served on our Governance and Nominating Committee until his resignation from the Board on September 6, 2011.  On November 17, 2011, Mr. Lichtenstein was appointed to such committee.  The Board had previously determined Mr. Ruisi to be “independent” as defined by the rules of the NASDAQ Market.  Messrs. Howard and Lichtenstein are not “independent” as defined by the rules of the NASDAQ Market.

The Governance and Nominating Committee is responsible for reviewing the qualifications of potential candidates for membership on our Board and recommending such candidates to the full Board. In addition, the Governance and Nominating Committee makes recommendations regarding the structure and composition of our Board and advises and makes recommendations to the full Board on matters concerning corporate governance. In addition, the Governance and Nominating Committee determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the rules of the NASDAQ Market, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. The Governance and Nominating Committee met three times during fiscal 2011.

Special Committee.  The Special Committee was formed to consider and negotiate our potential acquisition of BNS Holding Inc. (“BNS”).  BNS is a holding company whose operating subsidiary is Sun Well Service, Inc., a provider of premium well services to oil and gas exploration and production companies operating in the Williston Basin in North Dakota and Montana.  The Special Committee was appointed to consider and negotiate this transaction due to Steel Holdings approximate 85% ownership in BNS, and other interests of our officers and directors.  For further information regarding this proposed transaction and certain affiliated party interests, see “Transactions with Related Parties – Potential Acquisition of BNS Holdings, Inc.” on page 42. The members of our Special Committee are Gary W. Ullman (Chair), Jon Mutch and Jon S. Castor.  Each of the members of the Special Committee is “independent” as defined by the rules of the NASDAQ Market.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications. The goal of the Governance and Nominating Committee is to identify nominees who will contribute to our overall corporate goals and objectives.  In making such evaluation, the Governance and Nominating Committee considers a nominee’s character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Governance and Nominating Committee’s assessment of the perceived needs of the Board.  The Governance and Nominating Committee considers the qualifications of each potential nominee not only for their individual strengths, but also for the potential contribution to the Board as a group.  In addition, the Governance and Nominating Committee considers the level of the candidate’s commitment to active participation as a director, both at board and committee meetings and otherwise. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. When appropriate, the Governance and Nominating Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Governance and Nominating Committee submits its chosen nominees to the Board for approval.

New Nominees for Director. The Governance and Nominating Committee has, in the past, utilized the services of an executive recruitment firm to assist it in identifying suitable candidates to join our Board.  Mr. Valentine was recommended as a nominee to our Governance and Nominating Committee by two non-executive directors.

Stockholder Nominees. The Governance and Nominating Committee will consider stockholder recommendations for director candidates. If a stockholder would like to recommend a director candidate for the 2013 Annual Meeting of Stockholders, the stockholder must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than 75 days prior to and no earlier than 105 days prior to May 17, 2013, the date that is the one year anniversary of the 2012 Annual Meeting (the deadline for nominations for the 2013 Annual Meeting of Stockholders is between February 1, 2013 and March 3, 2013).  Notwithstanding the foregoing, if the 2013 Annual Meeting of Stockholders occurs on a date more than 30 days earlier or 60 days after the date that is the one year anniversary of the 2012 Annual Meeting, then notice by the stockholder to be timely for the 2013 Annual Meeting must be delivered no later than 75 days prior to and no earlier than 105 days prior to the actual date of 2013 Annual Meeting of Stockholders, or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2013 Annual Meeting of Stockholders is first made by our Board.

Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate’s references, the candidate’s resume or curriculum vitae and the other information that would be required in the stockholder notice required by Section 1.12 of our bylaws. A stockholder recommending a candidate may be asked to submit additional information as determined by the Governance and Nominating Committee and as necessary to satisfy the rules of the SEC or the NASDAQ Market. If a stockholder’s recommendation is received within the time period set forth above and the stockholder has met the criteria set forth above, the Governance and Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Governance and Nominating Committee, in accordance with the committee’s charter and corporate governance principles, and will apply the criteria described under “Consideration of Director Nominees; New Nominees for Director—Director Qualifications” above.

There have been no changes to the procedures by which our security holders may recommend nominees to our Board since the filing of our Definitive Proxy Statement on April 22, 2011 for our 2011 annual meeting of stockholders, which was held on May 25, 2011.

Communication with the Board

You may contact the Board by sending an email to directors@steelexcel.com or by mail to Board of Directors, c/o Investor Relations, Steel Excel Inc., 2603 Camino Ramon, Suite 200, San Ramon, California 94583. An employee will forward these emails and letters directly to the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Corporate Governance Guidelines

The Board serves as our ultimate decision-making body, except with respect to matters reserved for the decision of our stockholders. The Board has adopted Corporate Governance Principles to assist in the performance of its responsibilities. These principles are available on our website at www.steelexcel.com under the tab “Investors—Corporate Governance.”

Code of Conduct

We maintain a Code of Business Conduct, Ethics, and Compliance, which incorporates our code of ethics that is applicable to all employees, including all officers, and our independent directors with regard to their Steel Excel-related activities. The Code of Business Conduct, Ethics, and Compliance incorporates our guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. It also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC, and other public communications. In addition, it incorporates our guidelines pertaining to topics such as non-discrimination; fair competition and conflicts of interest.  The full text of the Code of Business Conduct, Ethics, and Compliance is published on our website under “Investors – Corporate Governance” at www.steelexcel.com. We will post any amendments to the Code of Business Conduct, Ethics, and Compliance, as well as any waivers that are required to be disclosed by the rules of the SEC on our website.

Majority Voting and Director Resignation Policy

In May 2009, our Board amended our bylaws to provide for a majority voting standard for the election of directors in uncontested elections and added a director resignation policy in our Corporate Governance Principles. In accordance with our Corporate Governance Principles, in an uncontested election, our Board will not nominate an incumbent director for re-election as a director unless, prior to such nomination, the incumbent has submitted a resignation as a director, which resignation will be effective upon the earlier of (i) the Boards’ acceptance of the director’s resignation following the director’s failure to receive a sufficient number of votes for re-election at any meeting of the stockholders of the Company at which the director’s seat on the Board is subject to election or (ii) the 90th day after certification of the election results evidencing such failure to be re-elected. Prior to the effectiveness of such resignation, the Board may reject such resignation and permit the director to withdraw such resignation.

Under our Corporate Governance Principles, if an incumbent director fails to receive the required vote for re-election, the Governance and Nominating Committee will act on an expedited basis to determine whether to accept or reject the director’s resignation and will submit such recommendation for prompt consideration by the Board. Thereafter, the Board will decide to accept or reject such resignation and publicly disclose its decision within 90 days from the date of certification of the election results. If the Board decides to reject the resignation, it will permit the director to withdraw the resignation prior to its effectiveness. The Governance and Nominating Committee and the Board may consider any factors they deem relevant in deciding whether to accept or reject a director’s resignation. The Board expects a director whose resignation is under consideration to abstain from participating in any decision regarding the resignation.

Required Vote and Board Recommendation

In uncontested elections, directors will be elected by a majority of the votes cast at the meeting, at which a quorum is present either in person or by proxy. This means that the number of votes cast “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee. In contested elections (an election in which the number of nominees for election as director is greater than the number of directors to be elected), the vote standard would be a plurality of votes cast. Stockholders do not have the right to cumulate their votes in the election of directors.

If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining if a quorum is present. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your shares with respect to the election of directors to our Board. Such abstentions and broker non votes will have no effect on the outcome of the election of directors to our Board, but such shares will be counted for purposes of establishing a quorum.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO THE STEEL EXCEL INC. CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our board of directors has adopted, subject to stockholder approval, an amendment to our Certificate of Incorporation to decrease the number of authorized shares of our common stock, $0.001 par value per share, from 40,000,000 shares to 18,000,000 shares. The primary purpose of this action is to reduce our Delaware franchise tax liability. Adoption of the proposed amendment would not affect the rights of the holders of our currently outstanding common stock. As of April 13, 2012, 10,892,036 shares of our common stock were issued and outstanding.

As a Delaware corporation, we are required to pay Delaware franchise tax. Delaware franchise tax is calculated using a company’s number of authorized shares of common stock as part of the calculation. Our Certificate of Incorporation currently authorizes the issuance of up to 40,000,000 shares of our common stock. In order to reduce our Delaware franchise tax liability, our Board has determined that it is in our and our stockholders’ best interests to amend our Certificate of Incorporation to decrease the number of authorized shares of our common stock from 40,000,000 shares to 18,000,000 shares. If our authorized shares of common stock were set at 18,000,000 shares in fiscal 2011, we would have lowered our Delaware franchise tax liability in fiscal 2011 by approximately $37,400. Subject to changes in the franchise tax rates by Delaware, we believe this proposed amendment to our Certificate of Incorporation will result in similar annual Delaware franchise tax savings in the future.

If our stockholders approve this proposal, the decrease in the number of authorized shares of common stock would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable following stockholder approval. The proposed form of such Certificate of Amendment can be found in the accompanying Appendix I.

Our Board believes that it is prudent to decrease the authorized number of shares of our common stock from 40,000,000 shares to 18,000,000 shares in order to reduce our Delaware tax liability while maintaining an adequate reserve of authorized but unissued shares to save time and money in responding to future events requiring the issuance of additional shares of our common stock.  Following the reduction in the number of authorized shares of common stock, all authorized but unissued shares of our common stock will still be available for issuance from time to time for any proper purpose approved by our Board, such as to raise capital or effect acquisitions, as well as to continue to attract and retain talented directors, officers, employees and consultants through the grant of stock options, restricted stock units and other stock-based incentives.  As of December 31, 2011, approximately 2.7 million shares were reserved for issuance under our equity compensation plans, of which 111,455 shares were reserved for issuance upon exercise of outstanding options to purchase shares of common stock and other stock-based awards and approximately 2.6 million shares were reserved and available for future grants.  For more information, see “Executive Compensation—Equity Compensation Plan Information” below.

Required Vote

The affirmative vote of a majority of our shares of common stock outstanding on the record date is required to approve this proposal. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your shares will be counted as present for purposes of determining the presence of a quorum and your abstention will have the same effect as a vote against this proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO REDUCE THE
NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

BACKGROUND TO PROPOSALS THREE AND FOUR

Our previous business operations generated significant net operating losses and other tax benefits (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to reduce ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years.

As of the date of this Proxy Statement, we estimate that we have approximately $58.9 million of net deferred tax assets related to our NOLs that we have generated but not yet realized for federal tax purposes. While we cannot estimate the exact amount of NOLs that we can use to reduce future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are a very valuable asset.

The benefits of our NOLs would be reduced, and our use of the NOLs would be substantially delayed if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382, an “ownership change” occurs if, over a rolling three-year period, there has been an aggregate increase of 50 percentage points or more in the percentage of our common stock owned by one or more of our “5-percent stockholders” (as determined under the rules of Section 382 of the Code and the regulations and guidance thereunder).

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused.  This would significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken, we believe it is possible that we could experience an ownership change.

After careful consideration, the Board determined that the most effective way to preserve the benefits of our NOLs for long-term stockholder value is to adopt both the Protective Amendment to the Steel Excel Inc. Certificate of Incorporation (the “Protective Amendment”) and the Steel Excel Inc. Tax Benefits Preservation Plan (the “Plan”). The Protective Amendment, which is designed to block transfers of our common stock that could result in an ownership change, is described below under Proposal Three, and its full terms can be found in the accompanying Appendix II. The Plan, which is to deter transfers of our common stock that could result in an ownership change, is described below under Proposal Four, and its full terms can be found in the accompanying Appendix III.

The Board urges stockholders to carefully read each proposal, the items discussed below under the heading “Certain Considerations Related to the Protective Amendment and the Plan” and the full terms of the Protective Amendment and the Plan. Our Board unanimously adopted both measures, but the Protective Amendment requires stockholder adoption to be put into effect, and the Plan requires stockholder approval to remain effective after we hold the Annual Meeting.

It is important to note that neither measure offers a complete solution and an ownership change may occur even if the Protective Amendment is adopted and the Plan is approved. There are limitations on the enforceability of the Protective Amendment against stockholders who do not vote to adopt it that may allow an ownership change to occur, and the Plan may deter, but ultimately cannot block, transfers of our common stock that might result in an ownership change. The limitations of these measures are described in more detail below. Because of their individual limitations, the Board believes that both measures are needed and that they will serve as important tools to help prevent an ownership change that could substantially reduce or eliminate the significant long-term potential benefits of our NOLs. Accordingly, the Board strongly recommends that stockholders adopt the Protective Amendment and approve the Tax Benefits Preservation Plan.

PROPOSAL NO. 3—APPROVAL OF PROTECTIVE AMENDMENT TO THE
STEEL EXCEL INC. CERTIFICATE OF INCORPORATION

For the reasons discussed above under “Background to Proposals Three and Four,” our Board recommends that stockholders adopt the Protective Amendment to our Certificate of Incorporation. The Protective Amendment is designed to prevent certain transfers of our common stock that could result in an ownership change under Section 382 and, therefore, materially inhibit our ability to use our NOLs to reduce our future income tax liability. The Board believes it is in our and our stockholders’ best interests to adopt the Protective Amendment to help avoid this result.

The purpose of the Protective Amendment is to assist us in protecting long-term value to the Company of its accumulated NOLs by limiting direct or indirect transfers of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.9% of our stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. In order to implement these transfer restrictions, the Protective Amendment must be adopted. Our Board has adopted resolutions approving and declaring the advisability of amending our Certificate of Incorporation as described below and as provided in the accompanying Appendix II, subject to stockholder adoption.

Description of Protective Amendment

The following description of the Protective Amendment is qualified in its entirety by reference to the full text of the Protective Amendment, which is contained in a proposed new Article Fourteen of our Certificate of Incorporation and can be found in the accompanying Appendix II. Please read the Protective Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers.  The Protective Amendment generally will restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:

   •   increase the direct or indirect ownership of our stock by any Person or Persons (as defined below) from less than 4.9% to 4.9% or more of our common stock; or

   •   increase the ownership percentage of a Person owning or deemed to own 4.9% or more of our common stock (which includes, without limitation, Steel Holdings and its affiliates).

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.9% thresholds discussed above, or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations promulgated thereunder) will apply in determining whether a Person is a 4.9% stockholder under the Protective Amendment. A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock. The Protective Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

These transfer restrictions may result in the delay or refusal of certain requested transfers of our common stock, or prohibit ownership (thus requiring dispositions) of our common stock due to a change in the relationship between two or more persons or entities or to a transfer of an interest in an entity other than us that, directly or indirectly, owns our common stock. The transfer restrictions will also apply to proscribe the creation or transfer of certain “options” (which are broadly defined by Section 382) with respect to our common stock to the extent that, in certain circumstances, the creation, transfer or exercise of the option would result in a proscribed level of ownership.

Consequences of Prohibited Transfers.  Upon adoption of the Protective Amendment, any direct or indirect transfer attempted in violation of the Protective Amendment would be void as of the date of the prohibited transfer as to the purported transferee (or, in the case of an indirect transfer, the ownership of the direct owner of our common stock would terminate simultaneously with the transfer), and the purported transferee (or in the case of any indirect transfer, the direct owner) would not be recognized as the owner of the shares owned in violation of the Protective Amendment for any purpose, including for purposes of voting and receiving dividends or other distributions in respect of such common stock, or in the case of options, receiving our common stock in respect of their exercise. In this Proxy Statement, our common stock purportedly acquired in violation of the Protective Amendment is referred to as “excess stock.”

In addition to a prohibited transfer being void as of the date it is attempted, upon demand, the purported transferee must transfer the excess stock to our agent along with any dividends or other distributions paid with respect to such excess stock. Our agent is required to sell such excess stock in an arm’s-length transaction (or series of transactions) that would not constitute a violation under the Protective Amendment. The net proceeds of the sale, together with any other distributions with respect to such excess stock received by our agent, after deduction of all costs incurred by the agent, will be distributed first to the purported transferee in an amount, if any, up to the cost (or in the case of gift, inheritance or similar transfer, the fair market value of the excess stock on the date of the prohibited transfer) incurred by the purported transferee to acquire such excess stock, and the balance of the proceeds, if any, will be distributed to a charitable beneficiary. If the excess stock is sold by the purported transferee, such person will be treated as having sold the excess stock on behalf of the agent, and will be required to remit all proceeds to our agent (except to the extent we grant written permission to the purported transferee to retain an amount not to exceed the amount such person otherwise would have been entitled to retain had our agent sold such shares).

To the extent permitted by law, any stockholder who knowingly violates the Protective Amendment will be liable for any and all damages we suffer as a result of such violation, including damages resulting from any limitation in our ability to use our NOLs and any professional fees incurred in connection with addressing such violation.

With respect to any transfer of common stock that does not involve a transfer of our “securities” within the meaning of the Delaware General Corporation Law but that would cause any stockholder of 4.9% or more of our stock to violate the Protective Amendment, the following procedure will apply in lieu of those described above: In such case, such stockholder and/or any person whose ownership of our securities is attributed to such stockholder will be deemed to have disposed of (and will be required to dispose of) sufficient securities, simultaneously with the transfer, to cause such holder not to be in violation of the Protective Amendment, and such securities will be treated as excess stock to be disposed of through the agent under the provisions summarized above, with the maximum amount payable to such stockholder or such other person that was the direct holder of such excess stock from the proceeds of sale by the agent being the fair market value of such excess stock at the time of the prohibited transfer.

Public Groups; Modification and Waiver of Transfer Restrictions.  In order to facilitate sales by stockholders into the market, the Protective Amendment permits otherwise prohibited transfers of our common stock where the transferee is a public group. These permitted transfers include transfers to new public groups that would be created by the transfer and would be treated as a 4.9% stockholder.

In addition, our Board will have the discretion to approve a transfer of our common stock that would otherwise violate the transfer restrictions (including, without limitation, a transfer to Steel Holdings and its affiliates) if it determines that the transfer is in our and our stockholders’ best interests. If the Board decides to permit such a transfer, that transfer or later transfers may result in an ownership change that could limit our use of our NOLs. In deciding whether to grant a waiver, the Board may seek the advice of counsel and tax experts with respect to the preservation of our federal tax attributes pursuant to Section 382. In addition, the Board may request relevant information from the acquirer and/or selling party in order to determine compliance with the Protective Amendment or the status of our federal income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board decides to grant a waiver, it may impose conditions on the acquirer or selling party.

In the event of a change in law, the Board will be authorized to modify the applicable allowable percentage ownership interest (currently 4.9%) or modify any of the definitions, terms and conditions of the transfer restrictions or to eliminate the transfer restrictions, provided that the Board determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the NOLs or that the continuation of these restrictions is no longer reasonably necessary for such purpose, as applicable. Our stockholders will be notified of any such determination through a filing with the SEC or such other method of notice as our Secretary shall deem appropriate.

The Board may establish, modify, amend or rescind our Bylaws, regulations and procedures for purposes of determining whether any transfer of common stock would jeopardize our ability to use our NOLs.

Implementation and Expiration of the Protective Amendment

If our stockholders adopt the Protective Amendment, we intend to file promptly the Protective Amendment with the Secretary of State of the State of Delaware, whereupon the Protective Amendment will become effective. We intend thereafter to enforce the restrictions in the Protective Amendment to preserve the future use of our NOLs. We also intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally.

The Protective Amendment would expire on the earliest of (i) the close of business on the date that is the third anniversary of the filing of the Protective Amendment with the Secretary of State of the State of Delaware, (ii)  the repeal of Section 382 of the Code or any successor statute if our Board determines that the Protective Amendment is no longer necessary or desirable for the preservation of our NOLs, (iii) the close of business on the first day of our taxable year as to which the Board determines that none of our NOLs may be carried forward, and (iv) such date as the Board otherwise determines that the Protective Amendment is no longer necessary for the preservation of our NOLs. The Board may also accelerate or extend the expiration date of the Protective Amendment in the event of a change in the law; provided that the Board has determined that such action is reasonably advisable to preserve the NOLs or that continuation of the restrictions contained in the Protective Amendment is no longer reasonably necessary for the preservation of the NOLs.

Effectiveness and Enforceability

Although the Protective Amendment is intended to reduce the likelihood of an ownership change, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted given that:

   •   Our Board can permit a transfer to an acquirer that results or contributes to an ownership change if it determines that such transfer is in our and our stockholders’ best interests.

   •   A court could find that part or all of the Protective Amendment is not enforceable, either in general or as to a particular fact situation. Under the laws of the State of Delaware, our jurisdiction of incorporation, a corporation is conclusively presumed to have acted for a reasonable purpose when restricting the transfer of its securities in its certificate of incorporation for the purpose of maintaining or preserving any tax attribute (including NOLs). Delaware law provides that transfer restrictions with respect to shares of our common stock issued prior to the effectiveness of the restrictions will be effective against (i) stockholders with respect to shares that were voted in favor of this proposal and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

   •   Despite the adoption of the Protective Amendment, there is still a risk that certain changes in relationships among stockholders or other events could cause an ownership change under Section 382. Accordingly, we cannot assure you that an ownership change will not occur even if the Protective Amendment is made effective. However, the Board has also adopted the Plan, which is intended to act as a deterrent to any person acquiring more than 5% of our stock and endangering our ability to use our NOLs.

As a result of these and other factors, the Protective Amendment serves to reduce, but does not eliminate, the risk that we will undergo an ownership change.

Section 382 Ownership Change Determinations

The rules of Section 382 are very complex and are beyond the scope of this summary discussion. Some of the factors that must be considered in determining whether a Section 382 ownership change has occurred include the following:

  •   All stockholders who each own less than 5% of our common stock are generally (but not always) treated as a single “5-percent stockholder” (referred to as a “public group”) for purposes of Section 382. Transactions in the public markets among stockholders who are members of a public group are generally (but not always) excluded from the Section 382 calculation.

  •   There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as Section 382 “5-percent stockholders.” Ownership of stock is generally attributed to its ultimate beneficial owner without regard to ownership by nominees, trusts, corporations, partnerships or other entities.

  •   Acquisitions by a person that cause the person to become a Section 382 “5-percent stockholder” generally result in a 5% (or more) change in ownership, regardless of the size of the final purchase(s) that caused the threshold to be exceeded.

  •   Certain constructive ownership rules, which generally attribute ownership of stock owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of stock ownership of a particular stockholder. Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an ownership change.

  •   Our redemption or buyback of our common stock may increase the ownership of any Section 382 “5-percent stockholders” (including groups of stockholders who are not themselves 5-percent stockholders) and can contribute to an ownership change. In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a Section 382 “5-percent stockholder,” resulting in a 5% (or more) change in ownership.

Required Vote

The affirmative vote of a majority of our shares of common stock outstanding on the record date is required to approve this proposal. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your shares will be counted as present for purposes of determining the presence of a quorum and your abstention will have the same effect as a vote against this proposal. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have the authority to vote your shares. Broker non-votes will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal.

The Protective Amendment, if adopted, would become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we would expect to do as soon as practicable after the Protective Amendment is adopted.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE PROTECTIVE AMENDMENT

PROPOSAL NO. 4—APPROVAL OF THE STEEL EXCEL INC. TAX BENEFITS PRESERVATION PLAN

The Plan

On December 20, 2011, our Board adopted the Tax Benefits Preservation Plan. The rights issued under the Plan will expire upon the final adjournment of the Annual Meeting if our stockholders have not approved the Plan at such time. Subject to certain limited exceptions, the Plan is generally designed to deter any person from acquiring our common stock (or any interest in our common stock) if the acquisition would result in a stockholder (or several stockholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) owning 5% or more of our then-outstanding common stock.

The Plan is intended to protect stockholder value by attempting to preserve our ability to use our NOLs to reduce our future income tax liability. Because of the limitations of the Protective Amendment in preventing transfers of our common stock that may result in an ownership change, as further described above under Proposal Three, the Board believes it is in our and our stockholders’ best interests for the Plan to continue in effect after stockholder approval.

The following description of the Plan is qualified in its entirety by reference to the text of the Plan, which can be found in the accompanying Appendix III. Please read the Plan in its entirety, as the discussion below is only a summary.

Description of the Plan

Dividend of Rights

On December 20, 2011, our Board adopted the Plan, and on such date declared a dividend of one preferred stock purchase right (a “Right”) for each outstanding share of our common stock payable to holders of record as of the close of business on January 4, 2012. The Rights are not currently exercisable. If they were exercisable, each Right would entitle the registered holder to purchase, for the initial purchase price of $233.00 (the “Purchase Price”), one one-thousandth of a share of our series B participating preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), subject to adjustment.

Unless and until the Plan is triggered and the Rights become exercisable, the Rights are deemed to be represented solely by our common stock certificates and otherwise deemed attached to our common stock whether or nor in certificate form. The Rights may only be transferred with the corresponding shares of common stock. Also, Rights will be issued with any future shares of our common stock that we issue prior to the date the Plan is triggered.

Distribution Date

The Plan is triggered upon the earlier of (i) the close of business on the 10th business day after the date (the “Stock Acquisition Date”) of the announcement that a person has become an Acquiring Person (as defined below) and (ii) the close of business on the 10th business day (or such later day as may be designated by our Board prior to a Stock Acquisition Date) after the date of the commencement of a tender or exchange offer by any person which could, if consummated, result in such person becoming an Acquiring Person. The date that the Rights become exercisable is referred to as the “Distribution Date.”

After any person becomes an Acquiring Person, then, on and after the Distribution Date, subject to certain exceptions and adjustments in the Plan, each Right (other than Rights beneficially owned by an Acquiring Person and certain transferees thereof) will entitle the holder to purchase for the Purchase Price a number of shares of our common stock (or in lieu thereof, in certain circumstances, shares of Series B Preferred Stock with an equivalent current market price) equal to the quotient of (i) two times the Purchase Price divided by (ii) the then-current market price of our common stock. The initial Purchase Price is set at $233.00 and is subject to anti-dilution adjustments under the terms of the Plan.

Acquiring Person

An “Acquiring Person” means, in general, any person or group that has become a “5-percent stockholder” of our securities, other than (i) the Company and its subsidiaries, their employee benefit plans and compensation arrangements and entities and trustees holding securities for such employee benefit plans and compensation arrangements; (ii) certain existing “5-percent stockholders” (each a “grandfathered person”) so long as each such stockholder (which includes, without limitation, Steel Holdings and its affiliates) does not acquire more than one-tenth of one percentage point as compared to their ownership prior to the public announcement of the Plan, subject to the below exceptions; (iii) certain persons that become “5-percent stockholders” as a result of a redemption or repurchase by us of our securities, so long as such stockholder does not increase their ownership of our securities by more than one-tenth of one percentage point as compared to their ownership prior to the amount held by such person on or after the date of such redemption or repurchase, other than as a result of a stock dividend, stock split or similar transaction effected by the Company, or a subsequent redemption or repurchase by us of our securities; (iv) any person or group that our Board determines, in its sole discretion, has inadvertently become a “5-percent stockholder” (or inadvertently failed to continue to qualify as a “grandfathered person”), so long as such person or group promptly divests sufficient securities of the Company so as to no longer own 5% of our securities (or, in the case of any person or group that has inadvertently failed to qualify as a “grandfathered person,” our securities that caused such person or group to fail to qualify as a “grandfathered person”); (v) any person or group that has become a “5-percent stockholder” if our Board determines, in good faith, that such person’s or group’s attainment of “5-percent stockholder” status has not jeopardized or endangered our utilization of our NOLs or is otherwise in our best interests; provided that such a person or group shall be an “Acquiring Person” if the Board makes a contrary determination in good faith; and (vi) any person that beneficially owns at least a majority of our common stock following consummation of a “qualified offer” (as defined in the Plan).  The determination of whether any person or group is or were to become a “5-percent stockholder” is determined under the rules of Section 382 of the Code and the regulations and guidance thereunder.

“Grandfathered persons” are permitted to increase their ownership by more than one-tenth of one percentage point as compared to their ownership prior to the public announcement of the Plan, if the increase occurs as a result of (i) the exercise of any option, warrant or convertible instrument to purchase our securities that such persons held prior to the public announcement of the Plan, (ii) a stock dividend, stock split, reverse stock split or similar transaction we effect, (iii) any redemption or repurchase of our securities by us, or (iv) any transfer to such persons of our securities by us, if the Board determines, in its sole discretion, that such transfer would not jeopardize or endanger our utilization of the NOLs or is otherwise in our best interests.

Terms of Rights

The Rights are not exercisable until the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of our common stock as of the close of business on the Distribution Date (other than any Acquiring Person) and the Rights will thereafter be evidenced solely by such separate Right certificates. The Rights will expire upon the earliest of (i) December 21, 2021, (ii) the time at which all Rights are redeemed or exchanged as provided in the Plan, (iii) the first day of our taxable year as to which our Board determines that no NOLs may be carried forward, (iv) a date  prior to a Stock Acquisition Date on which our Board determines that a limitation on the use of our NOLs under Section 382 would no longer be material to us, (v) the repeal or amendment of Section 382 or any successor statute, if the Board determines that the Plan is no longer necessary for the preservation of our NOLs, (vi) the final adjournment of 2012 Annual Meeting of Stockholders if the approval of the Plan by a majority of the stockholders voting at such meeting has not been received before such time, and (vii) the close of business on the date that is the final adjournment of the third annual meeting of stockholders following the last annual meeting of stockholders at which the Plan was most recently approved by a majority of stockholders voting at such meeting, unless the Plan is re-approved by a majority of the stockholders at such third annual meeting of stockholders.

The Purchase Price payable and the number of shares of preferred stock or other securities or property issuable upon exercise of the Rights are subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of our common stock or Series B Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise.

Terms of Series B Preferred Stock

The following is a description of the Series B Preferred Stock underlying the Rights, which are not currently exercisable. When the Rights become exercisable, they convert to the right to purchase our common stock.

Shares of Series B Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series B Preferred Stock will be entitled, when, as and if declared, to a quarterly dividend payment of an amount equal to 1,000 times the aggregate per share amount of all cash dividends or other distributions and 1,000 times the aggregate per share amount of all non-cash dividends or other distributions (other than (i) a dividend payable in shares of our common stock or (ii) a subdivision of the outstanding shares of our common stock (by reclassification or otherwise)), declared on the common stock. In the event of our liquidation, dissolution or winding up, the holders of the Series B Preferred Stock will be entitled to a payment of the greater of: (a) $1.00 per share (plus any accrued but unpaid dividends and distributions thereon) or (b) an amount equal to 1,000 times the payment made per share of common stock. Each share of Series B Preferred Stock will have 1,000 votes, voting together with the common stock. Finally, in the event of any merger, consolidation or other transaction in which outstanding shares of our common stock are converted or exchanged, each share of Series B Preferred Stock will be entitled to receive 1,000 times the amount received per share of common stock. These rights are protected by customary antidilution provisions.

Because of the nature of the Series B Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Series B Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of our common stock.

Exercise and Exchange of Rights

The Rights become exercisable upon the Distribution Date. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights will be mailed to holders of record of our common stock as of the close of business on the Distribution Date (other than any Acquiring Person) and the Rights will thereafter be evidenced solely by such separate Right certificates. Each holder of a Right, other than Rights owned by any Acquiring Person (which will thereupon become null and void), will thereafter have the right to receive upon exercise of a Right (including payment of the Purchase Price) for the Purchase Price a number of shares of our common stock (or in lieu thereof, in certain circumstances, shares of Series B Preferred Stock with an equivalent current market price) equal to the quotient of (i) two times the Purchase Price divided by (ii) the then-current market price of our common stock.

At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the outstanding shares of our common stock), our Board may generally exchange all or part of the Rights (other than Rights beneficially owned by an Acquiring Person) for shares of our common stock at an exchange ratio of one share of common stock (or, at the option of our Board, fractional shares of Series B Preferred Stock with an aggregate current market price that equals the current market price of one share of our common stock) per Right, subject to adjustment.

Redemption

At any time prior to a Distribution Date, our Board may redeem the Rights in whole, but not in part, at a price of $0.00001 per Right (the “Redemption Price”) payable, in cash, shares of common stock or such other form of consideration as our Board shall determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as our Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price for each Right so held.

Amendments

At any time on or prior to a Distribution Date, we may supplement or amend any provision of the Plan in any respect without the approval of any holders of Rights. At any time after the occurrence of a Distribution Date, we may supplement or amend the Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (i) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (ii) cause the Plan again to become amendable other than in accordance with the amendment provision in the Plan or (iii) cause the Rights again to become redeemable.

Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, as such, will have no additional rights as a stockholder, including, without limitation, the right to vote or to receive dividends.

Required Vote

The affirmative vote of a majority of the votes cast at the meeting at which a quorum is present, either in person or by proxy, is required to approve the adoption of the Plan. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed shares on this proposal. Such abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF THE TAX BENEFITS PRESERVATION PLAN

CERTAIN CONSIDERATIONS RELATED TO THE
PROTECTIVE AMENDMENT AND THE TAX BENEFITS PRESERVATION PLAN

Our Board believes that attempting to protect the tax benefits of our NOLs as described above under “Background to Proposals Three and Four” is in our and our stockholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is adopted and the Plan is approved. Please consider the items discussed below in voting on Proposals Three and Four.

The Internal Revenue Service (“IRS”) could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Protective Amendment and the Plan are in place.

Continued Risk of Ownership Change

Although the Protective Amendment and the Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds, as discussed above under Proposal Three.

Potential Effects on Liquidity

The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our stock and consult their own legal advisors and/or us to determine whether their ownership of our stock approaches the restricted levels.

Potential Impact on Value

If the Protective Amendment is adopted, the Board intends to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form, and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.9% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our NOLs. The Plan could have a similar effect if investors object to holding our common stock subject to the terms of the Plan.

Anti-Takeover Impact

The reason the Board adopted the Protective Amendment and the Plan is to preserve the long-term value of our NOLs. The Protective Amendment, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.9% of our common stock and the ability of persons, entities or groups now owning more than 4.9% of our common stock from acquiring additional shares of our common stock without the approval of our Board. Similarly, while the Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person’s ownership may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Protective Amendment, if adopted by our stockholders, and the Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Protective Amendment and the Plan proposals are not part of a plan by us to adopt a series of anti-takeover measures, and we are not presently aware of any potential takeover transaction.

Stockholders should be aware that we are subject to Section 203 of the Delaware General Corporation Law, which provides, in general, that a transaction constituting a “business combination” within the meaning of Section 203 involving a person owning 15% or more of our outstanding voting stock (referred to as an “interested stockholder”) cannot be completed for a period of three years after the date on which the person became an interested stockholder unless (i) our Board approved either the business combination or the transaction that resulted in the person becoming an interested stockholder prior to such business combination or transaction, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owned at least 85% of our outstanding voting stock (excluding shares owned by persons who are both directors and officers of the Company and shares owned by certain of our employee benefit plans), or (iii) the business combination was approved by our Board and by the affirmative vote of the holders of at least 66 2/3% of our outstanding voting stock not owned by the interested stockholder.

Our Certificate of Incorporation and our Amended and Restated Bylaws contain the following provisions that may also be deemed to have a potential anti-takeover effect:

   •   Directors are elected by plurality of the votes cast at any meeting of stockholders for which a stockholder has nominated a person for election to our Board;

  •   Stockholders have no preemptive right to acquire our securities;

  •   Stockholders may not call or request special meetings of stockholders;

  •   The maximum number of directors is fixed at 7 and any vacancy on the Board or newly created directorship will be filled by the remaining directors then in office; and

  •   The Board may fix the designation, rights, preferences and limitations of the shares of our preferred stock.

Effect of the Protective Amendment if you vote for it and already own more than 4.9% of our common stock

If you already own more than 4.9% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.9% or more of our common stock or create a new holder of 4.9% or more of our common stock. You will also be able to transfer your shares of our common stock through open-market sales to members of a public group, including a new public group. Shares acquired in any such transaction will be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment if you vote for it and own less than 4.9% of our common stock

The Protective Amendment will apply to you, but, so long as you own less than 4.9% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.9% of our common stock.

Effect of the Protective Amendment if you vote against it

Delaware law provides that transfer restrictions of the Protective Amendment with respect to shares of our common stock issued prior to its effectiveness will be effective as to (i) stockholders with respect to shares that were voted in favor of adopting the Protective Amendment and (ii) purported transferees of such shares if (A) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (B) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation). We intend to cause shares of our common stock issued after the effectiveness of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and therefore under Delaware law such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

PROPOSAL NO. 5—APPROVAL OF THE COMPENSATION OF
OUR NAMED EXECUTIVE OFFICERS

We are requesting approval, on an advisory basis, of the compensation of our named executive officers as presented in the Compensation Discussion and Analysis beginning on page 30 and the compensation tables relating thereto.

At our 2011 Annual Meeting of Stockholders, our stockholders expressed their support of our executive compensation programs, with 96% of votes cast approving our executive compensation. In fiscal year 2011, we continued to follow a compensation policy that has the objectives of motivating our executive team to achieve the Company’s financial and strategic goals and objectives, and aligning the interests of our executives with those of our stockholders. As a result of our executive compensation programs described in detail in “Executive Compensation – Compensation Discussion and Analysis” below, our Board believes that our philosophy and practices have resulted in executive compensation decisions that are appropriate, have not encouraged excessive risk taking, and that have and will continue to benefit the Company over time.

For these reasons, the Board recommends that stockholders approve the compensation of the Company’s executive officers as described in this proxy statement by approving the following advisory resolution:

RESOLVED, that the stockholders of Steel Excel Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as described in the Compensation Discussion and Analysis and disclosed in the Summary Compensation Table and related compensation tables as set forth in this proxy statement.

Because this vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, our Board and Compensation Committee values the opinions that our stockholders express in their votes and will take into account the outcome of the vote, as it deems appropriate, when making determinations regarding executive compensation.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the compensation of our named executive officers. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed shares on this proposal. Such abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION

 PROPOSAL NO. 6—RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed BDO USA, LLP (“BDO”) as our independent registered public accounting firm for our fiscal year ending December 31, 2012, and our stockholders are being asked to ratify the Audit Committee’s appointment. Representatives of BDO are expected to be present at our Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.

On June 22, 2011, we dismissed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm. Our Audit Committee approved the dismissal of PwC. The audit reports of PwC on the consolidated financial statements for the nine month transition period ended December 31, 2010 (the “Transition Period” or “2010T”) and the fiscal year ended March 31, 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.  During the Transition Period, the two fiscal years ended March 31, 2010 and 2009, and the subsequent interim period through June 22, 2011, there were (i) no disagreements between us and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports for the Transition Period and such fiscal years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the SEC stating whether it agrees with the above statements made by us. A copy of PwC’s letter, dated June 27, 2011, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on June 28, 2011.

On June 22, 2011, our Audit Committee engaged BDO to be our new independent registered public accounting firm for the year ending December 31, 2011. During the Transition Period, the two fiscal years ended March 31, 2010 and 2009, and the subsequent interim period through June 22, 2011, neither we nor anyone on our behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by BDO that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

If our stockholders fail to ratify BDO’s appointment, the Audit Committee will reconsider its appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2012. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of Steel Excel and our stockholders.

Fees Paid to PricewaterhouseCoopers LLP

The following table presents information regarding the fees billed by PwC for our 2011 fiscal year and for the Transition Period.

		For the Nine-Month Period Ended
Nature of Services	2011 Fiscal Year	December 31, 2010
Audit Fees	$96,500	$683,000
Audit-Related Fees	—	—
Tax Fees	—	81,000
All Other Fees	30,078	3,000

Total Fees	$126,578	$767,000

Audit Fees. For the nine-month period ended December 31, 2010, this category includes professional services rendered for the audit of our Consolidated Financial Statements included in our Transition Report on Form 10-K for such period (“Transition Report”), review of our Unaudited Condensed Consolidated Financial Statements included in our Quarterly Reports on Form 10-Q and services that were provided in connection with statutory and regulatory filings or engagements.  For the 2011 fiscal year, this category includes review of our Unaudited Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended April 1, 2011, services that were provided in connection with statutory and regulatory filings or engagements, and a fee for inclusion of PwC’s opinion in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Audit-Related Fees. This category includes professional services rendered by PwC that were related to due diligence on potential and consummated acquisitions and dispositions.

Tax Fees. This category includes professional services rendered by PwC that were related to tax advice, tax compliance and foreign tax matters.

All Other Fees. This category includes professional services rendered by PwC that were related to annual subscription fees to PwC’s online research tool for accounting literature.

In addition to the audit fees indicated for the 2011 fiscal year specified above, we paid PwC $60,000 in audit fees in connection with the update of our historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Transition Report on Form 10-KT for the transition period ended December 31, 2010 and for the fiscal years ended March 31, 2010 and 2009 to present the results of our former Aristos business as discontinued operations on a retroactive basis for the Transition Period and the fiscal years ended March 31, 2010 and 2009.  These audit services were performed at the request of Steel Holdings, so that it could incorporate these financial statements into its registration statement on Form 10.  Steel Holdings fully reimbursed us for the costs incurred for these audit services.

Fees Paid to BDO

The following table presents information regarding the fees estimated and billed by BDO for the 2011 fiscal year.

Nature of Services	2011 Fiscal Year
Audit Fees	$273,600
Audit-Related Fees	—
Tax Fees	—
All Other Fees	—

Total Fees	$273,600

Audit Fees. This category includes professional services rendered for the audit of our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, review of our Unaudited Condensed Consolidated Financial Statements included in our Quarterly Reports of Form 10-Q for the quarters ending July 1, 2011 and September 30, 2011 and services that were provided in connection with statutory or regulatory filings or engagements.

In addition to the audit fees indicated above, $118,000 of audit fees were incurred in connection with the audits by BDO of our consolidated financial statements as of September 30, 2011 and for the nine months then ended, and of the adjustments made to classify our former Aristos business as discontinued operations and to retroactively adjust outstanding share and per share information for the reverse/forward split for the Transition Period and the fiscal years ended March 31, 2010 and 2009.  These audit services were performed at the request of Steel Holdings, which fully reimbursed us for the cost incurred for such services.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a de minimis exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception during the periods in which the pre-approval requirement has been in effect. In fiscal 2011 and the Transition Period, the Audit Committee followed SEC guidelines in approving all services rendered by BDO and PwC.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2012. If you hold your shares in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will have no effect on the outcome of this proposal. As discussed above, if you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed shares on this proposal. If a broker chooses to leave these uninstructed shares unvoted, such shares will be counted for the purpose of establishing a quorum, but will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF BDO USA, LLP

 STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our common stock as of April 2, 2012 by (a) each beneficial owner of 5% or more of our outstanding common stock known to us, (b) each of our directors and our director nominees, (c) each of our “named executive officers” listed in the Summary Compensation Table below and (d) all of our current directors and executive officers as a group.

The percentage of beneficial ownership for the table is based on 10,892,036 shares of our common stock outstanding as of April 2, 2012. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated in the footnotes to the table below, each beneficial owner listed below maintains a mailing address of c/o Steel Excel Inc., 2603 Camino Ramon, Suite 200, San Ramon, California 94583.

The number of shares beneficially owned by each stockholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power and those shares of common stock that the stockholder has the right to acquire within 60 days after April 2, 2012, including through the exercise of any equity award. The “Percentage of Shares” column treats as outstanding all shares underlying equity awards that are exercisable within 60 days after April 2, 2012 held by the Directors and Named Executive Officers noted below, but not shares underlying equity awards that are exercisable by other stockholders.

	Steel Excel Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares(1)	Percentage of Shares Outstanding
Directors and Named Executive Officers:
Jon S. Castor	16,870	*
Jack L. Howard	9,375	*
Warren G. Lichtenstein	13,270	*
John Mutch	14,250	*
John J. Quicke	9,375	*
Gary W. Ullman	0	*
Robert J. Valentine	0	*
Mark A. Zorko	417	*
Directors and named executive officers as a group (8 persons)(2)	63,557	*
5% Stockholders:
SPH Group Holdings, LLC (3)	4,384,399	40.3%
Dimensional Fund Advisors LP(4)	847,909	7.8%
GAMCO Investors, Inc. (5)	1,353,375	12.4%

*	Less than 1% ownership.

(1)
Includes the following shares that may be acquired within 60 days after April 2, 2012, upon exercise of stock options, the vesting of restricted stock units and, in the case of Mr. Lichtenstein, the vesting of restricted stock awards and options, in each case granted under our stock option plans:

Name	Number of Shares Subject to Options or Restricted Stock Awards or Units
Jon S. Castor	11,247
Jack L. Howard	6,250
Warren G. Lichtenstein	12,593
John Mutch	9,500
John J. Quicke	6,250
Gary W. Ullman	0
Robert J. Valentine	0
Mark A. Zorko	209

(2)	Includes shares beneficially owned by all of our current directors and executive officers as of April 2, 2012.

(3)
According to information contained in Amendment No. 34 to Schedule 13D filed with the SEC jointly on January 3, 2012 by Steel Holdings, a Delaware limited partnership, SPH Group LLC, a Delaware limited liability company (“SPHG”), SPH Group Holdings LLC, a Delaware limited liability company (“SPHG Holdings”), Steel Holdings GP, a Delaware corporation, Warren G. Lichtenstein, Jack L. Howard, John J. Quicke and Mark A. Zorko, as of the close of business on January 2, 2012, SPHG Holdings owned directly 4,384,399 Shares.  Steel Holdings owns 99% of the membership interests of SPHG.  SPHG is the sole member of SPHG Holdings.  Steel Holdings GP is the general partner of Steel Holdings, the managing member of SPHG and the manager of SPHG Holdings.  By virtue of these relationships, each of Steel Holdings, SPHG and Steel Holdings GP may be deemed to beneficially own the Shares owned directly by SPHG Holdings.  Warren G. Lichtenstein, an officer and director of Steel Holdings GP, is the President of our wholly-owned subsidiary Steel Sports Inc., and is a member of our Board.  Jack L. Howard, an officer of Steel Holdings GP, is a member of our Board.  John J. Quicke, an employee of a subsidiary of Steel Holdings, is our Interim President and Chief Executive Officer and a member of our Board.  Mark A. Zorko, an employee of a subsidiary of Steel Holdings, is our Chief Financial Officer.  The address of the aforementioned entities is 590 Madison Avenue, 32nd Floor, New York, New York 10022.

(4)
Dimensional Fund Advisors, L.P. (“Dimensional”) reported that it had sole voting power with respect to 838,719 shares and sole dispositive power with respect to 847,909 shares. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (these investment companies, trusts and accounts are collectively referred to as the “Funds”). All of the shares are owned of record by the Funds. Dimensional’s address is Building One, 6300 Bee Cave Road, Austin, Texas 78746. All information regarding Dimensional is based solely upon its Amendment No. 5 to Schedule 13G filed by it with the SEC on February 14, 2012.

(5)
GAMCO Investors, Inc (“GBL”), Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management Inc. (“GAMCO”), Teton Advisors, Inc. (“Teton Advisors”), GGCP, Inc. (“GGCP”), and Mario J. Gabelli jointly reported sole or shared voting and dispositive power with respect to 1,353,375 shares in the aggregate. Mario Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than GBL. GBL and GGCP are deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing persons other than Mario Gabelli. The address of GBL is One Corporate Center, Rye, New York 10580-1435. All information regarding GBL is based solely upon its Amendment No. 6 to Schedule 13D filed with the SEC on March 21, 2012.

EXECUTIVE OFFICERS

Our executive officers are John J. Quicke, Interim President and Chief Executive Officer, and Mark A. Zorko, Chief Financial Officer.  Mr. Quicke is also our director, and his biographical information is included in Proposal 1 — Election of Directors.

Mr. Zorko, age 60, served as our Interim Chief Financial Officer from August 9, 2011, until he was appointed Chief Financial Officer on October 1, 2011.  Mr. Zorko is presently serving as the President and Chief Executive Officer of our subsidiary Well Services Ltd.  Mr. Zorko has served as Chief Financial Officer of DGT Holdings Corp., a corporation engaged in developing, manufacturing and marketing medical and dental imaging systems and power conversion subsystems worldwide, since August 30, 2006.  Mr. Zorko has also been employed by SP Corporate, a limited liability company that provides financial and reporting personnel, as well as other services to companies, and additionally offers other services, since October 2011.  Each of DGT Holdings and SP Corporate are affiliates of Steel Holdings.  From 2000 to 2010, he was a CFO Partner at Tatum, LLC, a professional services firm, where he has held Chief Financial Officer positions with public and private client companies.  His prior experience also includes serving as the corporate controller for Zenith Data Systems Corporation, a computer manufacturing and retail electronics company, and finance manager positions with Honeywell, Inc.  Mr. Zorko was a senior staff consultant with Arthur Andersen & Co.  Mr. Zorko served in the Marine Corps. from 1970 to 1973.  He is on the Board of Directors and chairman of the Audit Committee of MFRI, Inc., a publicly held company engaged in the manufacture and sale of piping systems, filtration products, industrial process cooling equipment and the installation of HVAC systems.  Mr. Zorko is on the audit committee for Opportunity Int’l, a microfinance bank, and on the Finance Committee for the Alexian Brothers Health System.  Mr. Zorko earned a BS degree in accounting from The Ohio State University, an MBA from the University of Minnesota, and completed the FEI’s Chief Financial Officer program at Harvard University.  He is a Certified Public Accountant and a member of the National Association of Corporate Directors.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis section discusses our executive compensation philosophy, decisions and practices for fiscal 2011, and places in perspective the earnings of our “named executive officers” during fiscal 2011. As set forth in the Summary Compensation Table below, our named executive officers for fiscal 2011 were John J. Quicke, our Interim President and Chief Executive Officer, Mark A. Zorko, our Chief Financial Officer, and Mary L. Dotz, our former Vice President and Chief Financial Officer. Mr. Zorko was appointed to serve as our Interim Chief Financial Officer on August 9, 2011 and as our Chief Financial Officer on October 1, 2011.  Prior to his appointment, Ms.  Dotz served as our Chief Financial Officer until May 31, 2011, and as a consultant to assist with the transition of the role of Chief Financial Officer for a three month period thereafter.

At the close of business on October 3, 2011, we effected a reverse stock split (the “Reverse Split”) immediately followed by a forward stock split (the “Forward Split” and together with the Reverse Split, the “Reverse/Forward Split”). The exchange ratio for the Reverse Split was 1-for-500 and the exchange ratio for the Forward Split was 50-for-1. As a result of the Reverse Split, stockholders holding less than 500 shares (the “Cashed Out Stockholders”) were entitled to a cash payment for all of their shares. All remaining stockholders following the Forward Split (the “Remaining Stockholders”) were also entitled to a cash payment for any fractional shares that they would otherwise have received. The cash payment that each Cashed Out Stockholder or Remaining Stockholder was entitled to receive was based upon such stockholder’s pro rata share of the total net proceeds received in the sale of the aggregated fractional shares by the Company’s transfer agent at prevailing prices on the open market.

As a result of the Reverse/Forward Split, our common stock outstanding went from 108,868,286 shares at September 30, 2011 to 10,886,829 shares at October 3, 2011. All shares outstanding and per share information set forth in this Compensation Discussion and Analysis and the executive compensation tables below have been adjusted to give effect to the Reverse/Forward Split.

Compensation Philosophy and Overview

We believe that the most effective compensation program is one that is designed to reward the achievement of our financial, strategic and corporate goals, and which aligns executives’ interests with those of our stockholders.  At our 2011 Annual Meeting of Stockholders, our stockholders expressed their support of our executive compensation programs designed to achieve this objective, with 96% of votes cast approving our executive compensation. In fiscal year 2011, we continued to follow this compensation philosophy in light of this support.

Historically, we have accomplished this through providing executive officers with a base salary which was determined in part by benchmarking salaries with our competitors, cash incentive bonuses linked to achievement of financial and corporate goals and equity-based incentive compensation. In addition, we historically provided our executive officers a variety of benefits that in most cases are available generally to all of our salaried employees.

In 2010, we largely completed the sale or wind down of our historical business as a provider of enterprise-class external storage products and software, and in 2011, our focus was on capital redeployment and identification of new, profitable business operations in which we can utilize our existing working capital and maximize the use of our net operating losses.  Consistent with this focus, we have modified our compensation practices with respect to our executive officers during this period.  In 2011, the last of our executive officers compensated in accordance with our historical compensation practice, Ms. Dotz, separated from the Company.  Our new or remaining executive officers were compensated in different manners than in the past, but in ways that we believe satisfies our objectives of providing appropriate rewards and incentive for our management, while simultaneously promoting stockholder interests and supporting our strategic and tactical objectives.  In this regard, in 2011, (a)  Mr. Quicke was provided fixed cash compensation pursuant to his independent contractor agreement, and was also granted a discretionary cash bonus for the achievement of certain objectives, and (b) Mr. Zorko was employed as our Chief Financial Officer pursuant to a Management Services Agreement with SP Corporate, an affiliate of Steel Holdings, who we pay for his service (which transaction is described under “Transactions with Related Persons – Certain Related Person Transactions”), and was also granted a discretionary equity award.  Additionally, in 2011, Ms. Dotz received base salary, retention bonuses and benefits while she remained an active employee, and was paid as an independent contractor to assist in the transition to our new Chief Financial Officer.

Role of the Compensation Committee

The Compensation Committee ensures that our executive compensation and benefits program is consistent with our compensation philosophy and our corporate governance guidelines and is empowered to determine executive officers’ total compensation, and, subject to the approval of the Board, to determine our Interim Chief Executive Officer’s total compensation.

The Compensation Committee reviews our overall compensation strategy at least annually to ensure that it promotes stockholder interests, supports our strategic and tactical objectives and provides for appropriate rewards and incentives for our named executive officers.

Typically, Compensation Committee meetings are attended by our Interim Chief Executive Officer and Chief Financial Officer, for all appropriate portions of such meetings.

Review of Executive Officers and their Compensation

The Compensation Committee and our Board are responsible for reviewing and rating our Interim Chief Executive Officer’s performance.

Our Interim Chief Executive Officer is responsible for reviewing and rating the performance of his direct staff. Our Interim Chief Executive Officer makes recommendations to the Compensation Committee based on his reviews of the executives reporting to him, including recommendations with respect to such executives continued employment, salary adjustments, incentive awards and equity award amounts. The Compensation Committee thoughtfully considers the Interim Chief Executive Officer’s recommendations when exercising its own judgment in making compensation decisions and awards to our executive officers who report to the Interim Chief Executive Officer.

External Advisors

The Compensation Committee has the authority to engage the services of outside advisors, and does so as needed. In fiscal 2011, the Compensation Committee selectively engaged the services of executive compensation attorneys with Bryan Cave LLP for legal advice in connection with certain compensation related matters.

Accounting and Tax Implications of Our Compensation Policies

In designing our compensation programs, the Compensation Committee considers the financial accounting and tax consequences to us, as well as the tax consequences to employees. We account for equity compensation paid to our employees under the accounting guidance related to stock-based compensation, which requires us to estimate and record an expense over the service period of the award. The stock-based compensation cost of our equity awards is considered by management as part of its equity grant recommendations to the Compensation Committee.

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that we may deduct for income tax purposes in any one year with respect to our Interim Chief Executive Officer and certain other of our most highly compensated executive officers. This limitation does not apply to compensation that is considered “performance-based” under applicable tax rules. Our historical annual incentive plan, executive stock options and our performance-based restricted stock awards were intended to qualify as “performance-based,” so that compensation attributable to these forms of equity incentives was fully tax deductible. However, time-based restricted stock units (“RSUs”), awarded by us in prior years and in fiscal 2011 to Mr. Zorko, did not meet the requirements of Section 162(m) as performance-based. Therefore, the fair market value of the shares that vest during a particular year will be counted along with other non-performance-based compensation in that year in determining whether the $1 million limit for non-performance-based compensation is exceeded. Although we also provide cash compensation to executives in forms that do not meet the requirements for “performance-based” compensation, such as base salary, and in prior years annual incentive pay, we have no individuals who received non-performance-based cash compensation in excess of the Section 162(m) tax deduction limit in fiscal 2011. In future years, payment of cash or settlement of restricted stock or RSU amounts may be non-deductible because they are not performance-based under Section 162(m). The Compensation Committee has determined that it is important to retain flexibility and competitiveness in its compensation program, and that while it is also important to be mindful of the $1 million limit, compensation in excess of the $1 million limit may not always qualify as “performance-based” within the meaning of Section 162(m).

Fiscal 2011 Compensation to our Named Executive Officers

John J. Quicke.  Mr. Quicke receives a cash payment of $30,000 per month for his service as our Interim President and Chief Executive Officer pursuant to an independent contractor agreement entered into by Mr. Quicke and the Company on February 2, 2010, as amended, which amount is in addition to his compensation as a non-executive member of our Board. This level of compensation has not been increased since the independent contractor agreement was entered into, shortly after Mr. Quicke assumed the role of Interim President and Chief Executive Officer.  Mr. Quicke does not participate in the benefit programs of the Company. In addition, Mr. Quicke received no equity-based compensation for his role as Interim President and Chief Executive Officer, but does receive equity awards for his services as a Board member on the same basis as all non-executive Board members. The Board, upon the recommendation of the Compensation Committee, initially determined to compensate Mr. Quicke in the aforementioned manner based upon the fact that Mr. Quicke would be spending time working in the capacity as the Interim President and Chief Executive Officer of the Company. The amount paid to Mr. Quicke is less than the amount previously paid to our former Chief Executive Officer, and was below the 50th percentile of chief executive officer compensation at certain peer technology companies in 2009. Additionally, in light of the fact that Mr. Quicke’s status as an officer of the Company was only on an interim basis, the Board, upon the recommendation of the Compensation Committee, determined to continue to grant Mr. Quicke compensation for his service on our Board on the same basis as all non-executive Board members, and not to award Mr. Quicke any other benefits that our executive officers have historically been provided. Mr. Quicke’s independent contractor agreement was amended to extend his term as our Interim President and Chief Executive Officer on three occasions.  The third amendment to Mr. Quicke’s agreement extended his term in such capacities to December 31, 2012.

In addition to the cash compensation paid to Mr. Quicke in 2011, he was also awarded a discretionary cash bonus in the amount of $250,000.  The bonus was awarded to Mr. Quicke in recognition of his efforts to achieve certain Company objectives, including the sale of our patent portfolio and headquarters building, the consolidation of our legacy operations and headquarters functions, and the launch of our sports business subsidiary.  In determining the amount of the bonus, the Compensation Committee also considered the total amount of compensation that has been paid to Mr. Quicke since his appointment as Interim President and Chief Executive Officer.

Mark Zorko.  Mr. Zorko renders service to us as our Chief Financial Officer pursuant to a management services agreement that we entered into with SP Corporate, an affiliate of Steel Holdings, on October 1, 2011.  Pursuant to the management services agreement, SP Corporate provides Mr. Zorko as our Chief Financial Officer, as well as a financial reporting manager, for $35,000 per month.  Additionally, we are obligated under the management service agreement to reimburse Mr. Zorko for all reasonable and necessary business expenses incurred on our behalf.  SP Corporate is responsible for compensating and providing all applicable employment benefits to Mr. Zorko under the management services agreement.

The management services agreement is for a one year term, and renews automatically unless we or SP Corporate provide prior written notice of its termination.  Additionally, the fee paid to SP Corporate for the services of Mr. Zorko and the financial reporting manager may be adjusted annually upon both parties mutual agreement.

The Compensation Committee believes that $35,000 per month for the services of Mr. Zorko as our Chief Financial Officer and for a financial reporting manager provides value to the Company, particularly in light of the fact that the Company is not responsible for benefits and other related employment costs with respect to these individuals.

Prior to becoming our Chief Financial Officer on October 1, 2011, Mr.  Zorko provided assistance to us on a part time basis beginning on  July 1, 2011 and was appointed as our Interim Chief Financial Officer effective August 9, 2011.  Mr. Zorko was compensated $15,000 per month for his service to us during the period of July 1, 2011 through October 1, 2011.

In November 2011, the Compensation Committee granted a discretionary equity award to Mr. Zorko for  a restricted stock unit (“RSU”) representing 2,500 shares of common stock upon vesting.  This RSU vests in twelve equal quarterly installments, with an initial vesting date of February 17, 2012.  This equity award was granted to Mr. Zorko in order to incentivize him to achieve long term corporate goals.

Mary L. Dotz.  Ms. Dotz served as our Chief Financial Officer from March 2008 through May 31, 2011.  Ms. Dotz’ employment with the Company was originally scheduled to terminate on September 30, 2010, but was extended initially to January 4, 2011 and later to May 31, 2011.  Ms. Dotz received the severance pay that she was entitled to under her employment contract on Ms. Dotz’ original severance date.  In connection with the initial extension of Ms. Dotz employment, we agreed to provide her with a service-based retention award of $75,000 if she remained employed by the Company through January 4, 2011.  Additionally, in connection with the subsequent extension of Mr. Dotz’ employment, we agreed (a) to increase her salary by 4% to $351,520 (which percentage increase was consistent with the amount we increased the base salaries of other employees that were assisting us with the transition of our business), and (b) to provide her with a service-based retention award of $125,000 that was paid on March 15, 2011 when she was still employed on such date.

Prior to her termination date, Ms. Dotz entered into an independent contractor agreement, pursuant to which she agreed to assist with the transition of the role of Chief Financial Officer of the Company, as well as such other services as may be agreed by Ms. Dotz and the Company during the three month period commencing June 1, 2011.  Ms. Dotz agreed to render up to 40 hours of service to the Company per month during this period for compensation in the amount of $18,000.  Additionally, Ms. Dotz would be paid $400 for each hour that she worked beyond 40 per month.

Upon her termination, Ms. Dotz was entitled to receive (1) reimbursement of Consolidated Omnibus Budget Reconciliation Act (“COBRA”) benefit payments from June 1, 2011 to April 30, 2012; and (2) outplacement services valued at up to $5,000. These terms, except for the period for which we reimbursed Ms. Dotz for her COBRA benefit payments, which was extended from nine to eleven months following her original revised termination date, were consistent with Ms. Dotz’s employment agreement and were offered in consideration of Ms. Dotz’s agreement to execute a release in favor of the Company.

Compensation Risk Assessment

The Compensation Committee reviewed our employee compensation policies and practices and determined that such policies and practices, taken as a whole, are not likely to have a material adverse effect on us. The Compensation Committee review included the compensation paid to our employees, including our named executive officers, with particular attention paid to our discretionary cash bonuses and awards of equity grants. The Compensation Committee does not believe that the cash bonuses or equity awards have led to excessive risk taking for participating employees based upon the fact that these awards granted in the Board’s discretion during fiscal 2011 were not performance based, but instead, were service based.

In light of the transition that we continue to undertake as  we focus on capital redeployment and the acquisition of new, profitable business operations, the Compensation Committee will be re-evaluating our compensation policies and procedures going forward. As part of this re-evaluation, the Compensation Committee also plans to consider the potential merits of early implementation of a clawback policy, consistent with the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Executive Compensation Tables

Summary Compensation Table

The following table provides information regarding the compensation earned by (a) our Interim President and Chief Executive Officer during fiscal years 2011 and 2010 and the Transition Period for serving in such capacity, (b) Mr. Zorko, our current Chief Financial Officer, during fiscal year 2011, and (c) Ms. Dotz, our former Chief Financial Officer, during fiscal years 2011, 2010, 2009 and the Transition Period. We refer to these individuals as our “named executive officers.”

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non- Equity Incentive Plan Compen- sation ($)	All Other Compen- sation ($)	Total ($)
John J. Quicke (2) Interim President and Chief Executive Officer	2011 2010T 2010	$360,000 $270,000 $90,000	$250,000(3) $500,000(4) $ —	$ — $ — $ —	$ — $ — $ —	$ — $ — $ —	$ — $ — $ —	$610,000 $770,000 $90,000
Mark A. Zorko (5) Chief Financial Officer	2011	$ —	$ —	$64,550	$ —	$ —	$45,000	$109,550
Mary L. Dotz Former Vice President and Chief Financial Officer	2011 2010T 2010 2009	$142,000 $254,500 $272,000 $265,000	$200,000(6) $75,000 $ — $50,000	$ — $135,853 $464,595 $94,475	$ — $32,251 $161,588 $64,285	$ — $194,583 $34,000 $85,000	$115,000(7) $546,653(8) $17,889 $13,485	$457,000 $1,238,840 $950,072 $572,245

(1)
The amounts shown in these columns do not reflect dollar amounts actually received by the named executive officer. Instead, these amounts reflect the grant date fair value for stock options and awards granted in each respective fiscal year, which was determined pursuant to Accounting Standards Codification Topic 718 and do not reflect whether the named executive officer has actually realized or will realize a financial benefit from the stock options and awards.

(2)
Mr. Quicke was appointed as Interim President and Chief Executive Officer effective January 4, 2010, and under his current compensation arrangement, he receives $30,000 per month in this role as long as he continues to serve in such position. This amount is in addition to the compensation he received as a non-executive board member, which is reflected in the Director Compensation Table below. Mr. Quicke does not participate in the benefit programs generally available to all our salaried employees. In addition, Mr. Quicke received no equity-based compensation for his role as Interim President and Chief Executive Officer, but does receive equity awards for his services as a board member on the same basis as all non-executive board members.

(3)
The amount shown represents a discretionary cash bonus awarded to Mr. Quicke in recognition of his efforts to achieve certain objectives and in consideration of the total amount of compensation paid to Mr. Quicke since his appointment as our Interim Chief Executive Officer.

(4)
The amount shown represents a discretionary cash bonus earned by Mr. Quicke, our Interim President and Chief Executive Officer, in recognition of his leadership in the successful sale of the DPS Business to PMC-Sierra, Inc.

(5)
Mr. Zorko provided assistance to us on a part time basis beginning July 1, 2011 and was appointed as our Interim Chief Financial Officer effective August 9, 2011.  Under his compensation arrangement, he received $15,000 per month for service during the period of July 1, 2011 through September 30, 2011, which compensation is included in the All Other Compensation Column.  Effective October 1, 2011, Mr. Zorko was appointed our Chief Financial Officer pursuant to a management services agreement between us and SP Corporate.  Mr. Zorko does not have an employment agreement with us, and we pay SP Corporate for the services of Mr. Zorko in accordance with the terms of the management services agreement.  Mr. Zorko does not participate in the benefit programs generally available to all our salaried employees. However, in fiscal 2011, Mr. Zorko received an award of RSUs representing 2,500 shares of our common stock from our 2004 Equity Plan in recognition of his efforts as our Chief Financial Officer.

(6)	Represents service-based retention awards of $75,000 and $125,000 that were paid in 2011 to Ms. Dotz in connection with the two extensions of her employment beyond her initial termination date.

(7)
Comprised of $68,000 paid to Ms. Dotz as an independent contractor rendering services to the Company during the period of June 1, 2011 through August 31, 2011, $27,000 paid to Ms. Dotz for accrued vacation days that were unused on the date of her termination, and $20,000 value of health and life insurance premiums, automobile allowance, 401(k) match, COBRA benefits and third party outplacement services.

(8)
The amounts shown include a severance payment of $422,500 (which included a targeted bonus of $169,000) as a result of Ms. Dotz’s termination with us, which was to initially occur on September 30, 2010 but was extended to May 31, 2011, a cash bonus payment of $106,050 that was approved by the Compensation Committee in lieu of certain unvested-stock-based awards that were not accelerated and $18,103 made for health and life insurance premiums, automobile allowance and 401(K) matching.

Grants of Plan-Based Awards

The following table provides certain information with respect to awards and stock options that were made to our named executive officers during fiscal 2011:

		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock	All Other
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units (#)	Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
John J. Quicke (1)	—	$—	$—	$—	—	—	—	—	—	$—	$—

Mark A. Zorko (2)	11/17/2011	$—	$—	$—	—	—	—	2,500	—	$—	$64,550

Mary L. Dotz	—	$—	$—	$—	—	—	—	—	—	$—	$—

(1)
Mr. Quicke did not receive any equity awards in connection with serving as our Interim President and Chief Executive Officer. All equity awards granted to Mr. Quicke were received as a director and are reflected in the Director Compensation Table below.

(2)
The shares underlying this restricted stock unit vest in equal quarterly installments over a three year period with the first vesting date being February 17, 2012, such that the shares will be fully vested on November 17, 2014.

 Outstanding Equity Awards

The following table provides information with respect to unexercised stock options and unvested restricted stock units held by our named executive officers as of December 31, 2011.

	Option Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
John J. Quicke (1)	—	—	$—	—	—	$—	—	$—
Mark A. Zorko	—	—	$—	—	2,500(2)	$60,000(3)	—	$—
Mary L. Dotz	5,000	—	$37.80	5/31/2012 (4)	—	$—	—	$—

(1)
Mr. Quicke did not receive any equity awards in connection with serving as our Interim President and Chief Executive Officer. All equity awards granted to Mr. Quicke were received as a director and are reflected in the Director Compensation Table below.

(2)
These shares subject to RSUs vest in equal quarterly installments over a three year period with the first vesting date being February 17, 2012, such that the shares will be fully vested on November 17, 2014.

(3)
The market value of the shares subject to the RSU that have not yet vested was calculated based on the closing trading price of $24.00 for our common stock on the Pink Sheets on December 30, 2011, the last trading day of the fiscal 2011. This amount does not reflect a dollar amount actually received by Mr. Zorko.

(4)	The expiration date of these options was extended on December 1, 2010 from three months following the termination of Ms. Dotz employment to twelve months following such date.

Potential Payments upon Termination of Employment

Neither Mr. Quicke nor Mr. Zorko is a party to an employment agreement with us with respect to his service as an officer of the Company (although Mr. Quicke does serve as our Interim President and Chief Executive Officer pursuant to an independent contractor agreement).  As a result, neither of them is entitled to receive any potential payments or benefits upon termination, whether or not for cause, or upon the occurrence of a change of control for service in the capacity as an executive officer, except in the case of Mr. Zorko, the acceleration of unvested equity awards granted pursuant to our 2004 Equity Incentive Plan, as amended (the “2004 Plan”).

Pursuant to our 2004 Plan, in the event of a merger of our company with and into another corporation, or the sale of all or substantially all of our assets, our outstanding equity awards would accelerate with respect to all unvested securities in the event that the successor corporation did not assume them.  In addition, if an award recipient under the 2004 Plan were terminated within one year of the occurrence of a “change of control” of our company, then all unvested securities of such recipient on the date of termination would become fully vested on such date.

The 2004 Plan defines a “change of control” as the occurrence of any of the following:

(i)
the acquisition by any persons, directly or indirectly, of securities representing 50% or more of our then outstanding shares of common stock or combined voting power of our then outstanding securities;

(ii)
a change in the composition of our Board occurring within a two-year period, such that fewer than a majority of the directors on the Board are persons that were serving as of the date the 2004 Plan was adopted or that were nominated for election or elected by such directors (excluding the directors that were serving on October 23, 2008, the date our shareholders approved an amendment to the 2004 Plan);

(iii)
the consummation of a merger or consolidation of the our company with another corporation, other than a merger or consolidation which would result in our voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the then outstanding shares of common stock of the company and the combined voting power of the company’s then outstanding securities; or

(iv)	the consummation of the sale or disposition by our company of all or substantially all of or assets.

Mr. Zorko held an RSU representing 2,500 shares of our common stock awarded under the 2004 Plan, none of which were vested on December 30, 2011, the last business day of the year.  If a merger or sale of our assets occurred on December 30, 2011, and the acquiring company did not assume Mr. Zorko’s RSU, or if Mr. Zorko were terminated on December 30, 2011, which date was within one year of a change of control, then the value attributed to the acceleration of Mr. Zorko’s RSU would have been $60,000 (which value is calculated based upon the number of unvested shares at December 30, 2011 multiplied by $24.00, which was the closing market price of our shares of common stock on the Pink Sheets on December 30, 2011).

As discussed above, Ms. Dotz was paid severance on September 30, 2010 in the amount of $422,500 (which included a targeted bonus of $169,500) in connection with here termination.  Ms. Dotz was paid her severance on such date as that was her initial scheduled termination date.  Ms. Dotz additionally received the following benefits upon the termination of her status as an employee of the Company on May 31, 2011:

Benefit	Value
Cobra Premium(1)	$7,000
Vacation Payout	$27,000
Perquisites(2)	$5,000
Total Value	$39,000

(1)	Represents payment for COBRA benefits.

(2)	Perquisites consist of payment for outplacement services through the use of a consultant.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2011 regarding equity awards under our 2004 Equity Incentive Plan, Snap Appliance, Inc. 2002 Stock Option and Restricted Stock Purchase Plan, Broadband Storage, Inc. 2001 Stock Option and Restricted Stock Purchase Plan, 2006 Director Option Plan, and any amendments to such plans:

Equity Compensation Plan Information Table

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	111,455	$31.89	2,600,000 (1)
Equity compensation plans not approved by security holders (2)	212	$28.30	—
Total	111,667	$31.89	2,600,000

(1)
Of these shares, approximately 1,800,000 shares are available for issuance under our 2004 Equity Incentive Plan, which permits the grant of stock options, stock appreciation rights, restricted stock, stock awards and restricted stock units, and approximately 800,000 shares remain available for issuance under our 2006 Director Plan of which a maximum of 95,080 shares may be issued as restricted stock or restricted stock units.

(2)
Includes options to purchase 212 shares of our common stock issued under the Snap Appliance and Broadband Storage stock option plans that we assumed in connection with the acquisition of Snap Appliance in July 2004, after giving effect to the exchange ratio for such acquisition. All of these options to purchase 212 shares of our common stock were outstanding at December 31, 2011, having a weighted average exercise price of $28.30. No further awards will be made under any of the assumed stock option plans described above.

Director Compensation

Overview

Our non-employee directors receive a combination of cash and equity compensation for serving on our Board. In addition, we reimburse our directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings. Mr. Quicke also received $30,000 per month for his service as our Interim President and Chief Executive Officer, and Mr. Lichtenstein received an option to acquire 25,000 shares of our common stock for his services as President of our wholly-owned subsidiary, Steel Sports Inc.  The compensation provided to Mr. Quicke and Mr. Lichtenstein in such capacities is in addition to each such person’s compensation as a non-employee member of our Board.

On September 6, 2011, Mr. Ruisi resigned as our director, which decision was not due to any disagreement with us.  To fill the newly created vacancy, effective October 10, 2011, the Board, with the recommendation of the Governance and Nominating Committee, appointed Gary W. Ullman to serve on the Board.

Cash Compensation

In fiscal 2011, we changed our cash compensation policy for our non-employee directors.  Under our original policy, for the period of January 1, 2011 through March 31, 2011 (the “Initial Compensation Policy”), our directors were eligible to receive  (1) an annual cash retainer of $26,000, paid at the rate of $6,500 per fiscal quarter, (2) a per-meeting fee of $2,000 for each Board meeting attended (either in person or by telephone); provided, however, the Chairman of the Board may designate a given meeting as a $1,000-reduced-fee meeting, and (3) a per-meeting retainer of $1,200 for each Board committee meeting attended that the Chairman of the committee designates a formal meeting; provided, however, the Compensation Committee Chairman may designate a committee meeting as a $600-reduced-fee meeting. In addition, (1) the Chairman of the Board was entitled to receive an annual retainer of $10,000, and (2) the Chairmen of the Audit, Compensation and Governance and Nominating Committees were each entitled to receive an annual retainer of $10,000, $7,000, and $4,500, respectively, and other members of such committees were to receive one-half of the retainer that the Chairman of such committee was entitled to.

On May 25, 2011, upon the recommendation of our Compensation Committee, the Board approved the following cash compensation policy for our non-employee directors (the “New Compensation Policy”): (1) an annual cash retainer of $50,000, paid at the rate of $12,500 at the beginning of each fiscal quarter, (2) if in excess of eight board meetings are held in any year, then additional meeting fees would be payable at the rate of $2,000 per meeting; provided, however, that the Chairman of the Board may designate a given meeting as a $1,000-reduced-fee meeting.  Additionally, under the New Compensation Policy, (1) the non-executive Chairman is to receive an annual retainer of $15,000 per year, and (2) the Chairmen of the Audit, Compensation and Governance and Nominating Committees are each to receive an annual retainer of $15,000, $10,000, and $5,000, respectively, and other members of such committees are to receive one-half of the retainer that the Chairman of such committee was entitled to.  The increased fees payable to committee members is in lieu of the hourly fees that were payable to committee members under the Initial Compensation Policy.

The New Compensation Policy described in the paragraph above was made effective retroactively to April 1, 2011, so that our directors (including Mr. Quicke) were paid cash compensation under the Initial Compensation Policy until March 31, 2011, and under the New Compensation Policy effective as of April 1, 2011, other than with respect to the compensation paid for service as the Chairman of the Board or Chairman of a committee. Under the Initial Compensation Policy, these amounts were formerly paid annually, at the end of the fiscal year, and under the New Compensation Policy, such fees are paid quarterly.  Pursuant to the New Compensation Policy, each of these amounts was paid quarterly in the increased amounts provided for by the New Compensation Policy.

The members of the Special Committee also receive additional consideration for their service on the committee.  Each member is paid $1,000 per hour for time spent on matters pertaining to the proposed BNS acquisition.  Additionally, the Special Committee Chairman will receive a $7,500 payment at the end of the transaction, or if not consummated, at the end of the negotiations.

Equity Compensation

Our 2006 Director Plan is a “discretionary” plan and does not provide for automatic granting of options and other equity awards to our non-employee directors. Instead, our Board approves equity awards under that plan. Our compensation program practice for non-employee directors provides for an initial award of options to purchase 3,250 shares of our common stock and an award of  restricted stock units, or RSUs, representing 1,625 shares of common stock upon becoming a member of our Board.  The option grant and shares subject to the RSU vest 33.33% on the one-year anniversary of service with us and quarterly thereafter at 8.33% and are fully vested at the end of three years. Prior to fiscal 2011, continuing directors received annual awards of options to purchase 1,250 shares of our common stock, which vest on the earlier of the applicable date the director ceases to be a member of our Board or in four equal quarterly installments over one year, and an RSU representing 1,250 shares of common stock that vest on the earlier of 12 months from the date of grant or the date the applicable director ceases to be a member of our Board.  Beginning in fiscal 2011, continuing directors received an RSU representing 2,500 shares of common stock, which vest upon the same terms as the prior RSU grants, and no option grant.

Equity awards and vesting schedules are subject to change by the Compensation Committee with approval by the Board.

Director Compensation Table

The following table provides information with respect to all compensation awarded to, earned by or paid to each person who served as a director for some portion or all of fiscal 2011. Other than as set forth in the table and the footnotes thereto and in the narrative above, we did not pay any fees, make any equity or non-equity awards, or pay any other compensation to our directors during fiscal 2011.

	Equity Awards (1)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (2)	Option Awards ($) (2)	All other Compensation ($)	Total ($)
Jon S. Castor	$82,825	$72,725 (3)	$ —	$—	$155,550
Jack L. Howard	$58,900	$72,725 (3)	$ —	$—	$131,625
Warren G. Lichtenstein	$60,250	$72,725 (3)	$727,500 (7)	$—	$860,475
John Mutch	$83,175	$72,725 (3)	$ —	$—	$155,900
John J. Quicke (4)	$49,000	$72,725 (3)	$ —	$—	$121,725
Lawrence J. Ruisi	$108,988	$72,725 (3)	$ —	$—	$181,713
Gary W. Ullman	$16,500	$41,990 (5)	$84,013 (6)	$—	$142,503

(1)
The below table sets forth the number of shares subject to RSUs, underlying stock options or Stock Appreciation Rights (“SARs”) held by each of the persons serving as directors at December 31, 2011. Of the below listed directors, only Messrs. Howard and Quicke held SARs at December 31, 2011. Of the 7,000 shares indicated as subject to Options or SARs with respect to Messrs. Howard and Quicke, 3,250 of such shares of common stock each are subject to SARs that will settle in cash upon exercise of the SARs.

Name	Shares of Restricted Stock or Restricted Stock Unit Awards	Number of Shares Subject to Options or SARS
Jon S. Castor	2,500	8,747
Jack L. Howard	2,500	7,000
Warren G. Lichtenstein	3,583	28,250 (8)
John Mutch	2,500	7,000
John J. Quicke	2,500	7,000
Lawrence J. Ruisi	—	—
Gary W. Ullman	1,625 (5)	3,250 (6)

(2)
The amounts indicated in these columns do not reflect dollar amounts actually received by the board member. Instead, these amounts reflect the grant date fair value for stock options and awards granted in fiscal 2011, which was determined pursuant to Accounting Standards Codification Topic 718 and do not reflect whether the board member has actually realized or will realize a financial benefit from the stock options and awards.

(3)
We awarded each of Messrs. Castor, Howard, Lichtenstein, Mutch, Quicke and Ruisi, a restricted stock unit representing 2,500 of our shares of common stock on May 25, 2011. These awards will become fully vested on the earlier of May 25, 2012 or the date the applicable director ceases to be a member of our Board.

(4)
The amounts indicated above for Mr. Quicke reflect only compensation awarded, earned or paid in his role as a director. This is in addition to the compensation he received as our Interim President and Chief Executive Officer, which is reflected in the Summary Compensation Table above.

(5)
We awarded Mr. Ullman an RSU for 1,625 shares on October 10, 2011. This award shall vest with respect to 33.33% of the shares on the one-year anniversary of the grant date and with respect to 8.33% of the shares quarterly thereafter, and are fully vested at the end of three years, or October 10, 2014.

(6)
We awarded Mr. Ullman an option to purchase 3,250 shares of our common stock on October 10, 2011. This option shall vest with respect to 33.33% of the shares covered by the option on the one-year anniversary of the grant date and with respect to 8.33% of the shares covered by the option quarterly thereafter, and are fully vested at the end of three years, or October 10, 2014.

(7)
We awarded Mr. Lichtenstein an option to purchase 25,000 shares of our common stock on May 25, 2011 as compensation for service as the President of our wholly-owned subsidiary, Steel Sports Inc.  This option vests with respect to the underlying shares in equal quarterly installments over a three year period with the first vesting date being August 25, 2011, such that the option will be fully vested on May 25, 2014.

(8)	The number of shares indicated as subject to outstanding Option or SARs includes the option to acquire 25,000 shares of our common stock described in Note 7 above.

Compensation Committee Report1

The members of the Compensation Committee noted below have reviewed and discussed the Compensation Discussion and Analysis section set forth above with management and, based on such review and discussion, the members of the Compensation Committee noted below recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Jon S. Castor, Chair
Jack L. Howard
Gary W. Ullman

1 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, expect to the extent specifically incorporated by referenced therein.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Jon S. Castor (Chair), Jack L. Howard and Gary W. Ullman.  Mr. Ullman was appointed to our Compensation Committee on November 17, 2011, and Mr. Mutch rotated off such committee on that date.  None of the members of our Compensation Committee during fiscal 2011 served as an officer or employee of Steel Excel or was formerly an officer of Steel Excel (other than Mr. Howard, who is our Corporate Secretary, but receives no compensation for such position).  None of our executive officers currently serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Report of the Audit Committee

The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended December 31, 2011.

The Audit Committee’s purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the listing standards of the NASDAQ Market. The Audit Committee operates under a written charter, which was formally adopted by the Board in June 2000 and most recently updated in March 2004.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, BDO USA, LLP, is responsible for performing an independent audit of our Consolidated Financial Statements and for expressing opinions on the conformity of our audited financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting based on their audit. The Audit Committee oversees these processes, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or BDO USA, LLP.

The Audit Committee has reviewed and discussed our audited Consolidated Financial Statements for the fiscal year ended December 31, 2011 with management and BDO USA, LLP. The Audit Committee met with BDO USA, LLP, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

The Audit Committee also has discussed with BDO USA, LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from BDO USA, LLP required by the Public Company Accounting Oversight Board. The Audit Committee has discussed with BDO USA, LLP the communications concerning independence and that firm’s independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited Consolidated Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The preceding report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, or the Exchange Act, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language in any of our filings.

AUDIT COMMITTEE
John Mutch, Chair
Jon S. Castor
Gary W. Ullman

Transactions with Related Persons

Related-Person Transactions Policy and Procedures

Any related-person transactions, excluding compensation (whether cash, equity or otherwise), which is delegated to the Compensation Committee, involving one of our directors or executive officers, must be reviewed and approved by the Audit Committee or another independent body of the Board. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote on the approval or ratification of the transaction. However, such a director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction. Related persons include any of our directors or executive officers, certain of our stockholders and their immediate family members. To identify any related person transactions, each year, we require our directors and executive officers to complete questionnaires identifying any transactions with us in which the executive officer or director or their family members has a Certain Related Person Transactions interest. In addition, the Governance and Nominating Committee determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the rules of the NASDAQ Market, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

The Audit Committee reviews all requests for reimbursement of expenses by Steel Holdings and its affiliates, excluding reimbursement requests of our executive officers made directly to us.  We instituted this policy since our Interim President and Chief Executive Officer and Chief Financial Officers are also employees of affiliates of Steel Holdings, and because of the scope and nature of the services provided by SP Corporate.

Certain Related Person Transactions

Management Services Agreement with SP Corporate

On October 1, 2011, we entered into a management services agreement with SP Corporate, an affiliate of Steel Holdings, which together with its affiliates owns approximately 40% of our outstanding shares of common stock.  Pursuant to the agreement, we pay SP Corporate $35,000 per month as consideration for the services of Mark Zorko, the Company’s Chief Financial Officer, and a financial reporting manager designated by Mr. Zorko.  The Company will also pay on an hourly basis for any additional accounting, finance, human resources, operational and other services it may elect to obtain from SP Corporate.

Our Audit Committee elected to engage SP Corporate to provide our Chief Financial Officer and financial reporting manager after considering various alternatives, including receiving similar services from other outsourcing companies and recruiting full time personnel to serve in such capacities.  The Audit Committee concluded that engaging SP Corporate would be the most cost effective solution to the Company.  The engagement of SP Corporate also provided strategic benefits to us, as SP Corporate provides a broad range of services that may be utilized by the Company as businesses are acquired and such services may be needed.  These services were formerly provided by employees of the Company who were terminated following the sale or wind down of our historical businesses.  In reviewing the proposal to engage SP Corporate and negotiating and approving the management services agreement, our Audit Committee, consisting of our “independent” directors as defined by the rules of the NASDAQ Market, considered such issues as the scope of the services to be provided by SP Corporate to the Company, the pricing of any arrangement with SP Corporate and the limits of authority for the outsourced personnel.

The aggregate amount invoiced by SP Corporate in fiscal 2011 was approximately $109,830, and for fiscal 2012, through April 2, 2012, the most recent practicable date, was $140,000.  Each of Messrs. Howard, Lichtenstein, Quicke and Zorko is an affiliate of Steel Holdings.

Mr. Quicke’s Independent Contractor Agreement

John Quicke, the Company’s Interim President and Chief Executive Officer, is an affiliate of Steel Holdings.  Pursuant to an Independent Contractor Agreement, dated February 2, 2010, as amended, Mr. Quicke is compensated $30,000 per month to act in his officer capacity.  In fiscal 2011, Mr. Quicke was paid $360,000 in the aggregate under this agreement.  Additionally, in fiscal 2011, Mr. Quicke was paid a discretionary cash bonus in the amount of $250,000.  These compensation amounts are in addition to his compensation as a non-employee director in accordance with the Company’s Board compensation policy.

Messrs. Quicke and Zorko, our Interim President and Chief Executive Officer and Chief Financial Officer, respectively, also perform services for other companies affiliated with Steel Holdings.  We believe that this is a reasonable approach to obtaining executive services given our current limited operations.

Mr. Lichtenstein’s Service as President of Steel Sports Inc.

Warren G. Lichtenstein, a director and President of Steel Sports Inc., a wholly-owned subsidiary of the Company, is an affiliate of Steel Holdings.  In lieu of an annual salary, as compensation for his service as the President of Steel Sports Inc.  Mr. Lichtenstein was awarded an option to acquire 25,000 shares of the Company’s common stock on May 25, 2011.  This amount is in addition to his compensation as a non-employee director in accordance with the Company’s Board compensation policy.  The grant date fair value for this option determined pursuant to Accounting Standards Codification Topic 718 is $727,500.  However, it should be noted that this value does not reflect any amount Mr. Lichtenstein will actually realize for this option.

Potential Acquisition of BNS Holding, Inc.

On February 13, 2012, we jointly announced with BNS Holding Inc. that we were engaged in preliminary discussions regarding a possible acquisition of BNS. BNS is a holding company whose operating subsidiary is Sun Well Service, Inc., a provider of premium well services to oil and gas exploration and production companies operating in the Williston Basin in North Dakota and Montana.

Steel Holdings owns approximately 85% of BNS. In addition, Mr. Quicke is the Chief Executive Officer of Sun Well Service, Inc. and Mr. Howard is a director of BNS.  We have appointed a special committee of independent directors to consider and negotiate the transaction. BNS has also appointed a special committee of its independent director to consider the transaction on behalf of its unaffiliated stockholders. No assurances can be given that an agreement between the parties can be reached or, if an agreement is reached, that any such transaction will be completed. We do not intend to make any further public announcement concerning this possible transaction unless and until a definitive agreement has been signed.

Steel Holdings’ Reimbursement of Accounting Costs

During 2011, Steel Holdings requested that we update our historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in our Transition Report on Form 10-KT for the transition period ended December 31, 2010 and for the fiscal years ended March 31, 2010 and 2009 to present the results of our former Aristos business as discontinued operations on a retroactive basis and to retroactively adjust outstanding share and per share information for the reverse/forward split for the Transition Period and the fiscal years ended March 31, 2010 and 2009.  Steel Holdings also requested that an audit be conducted of our consolidated financial statements as of September 30, 2011 and for the nine months then ended.  Steel Holdings made these requests so that it could incorporate these financial statements into its registration statement on Form 10.  Steel Holdings fully reimbursed us for the audit fees incurred with this work, which amounted to approximately $178,000.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
FOR 2013 ANNUAL MEETING OF STOCKHOLDERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), stockholders are entitled to present proposals for consideration at forthcoming stockholder meetings provided that they comply with the proxy rules promulgated by the SEC and our bylaws. Stockholders wishing to present a proposal at our 2013 Annual Meeting of Stockholders must submit such proposal to our Corporate Secretary at our principal executive offices by January 2, 2013 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our bylaws, a stockholder wishing to nominate a person to our Board at the 2013 Annual Meeting of Stockholders (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2013 Annual Meeting of Stockholders, must submit advance notice of the director nomination or stockholder proposal, as well as the required information specified in our bylaws, to our Corporate Secretary at our principal executive offices no earlier than February 1, 2013 and no later than March 3, 2013; provided, however, if the 2013 Annual Meeting of Stockholders occurs on a date more than 30 days earlier or 60 days later than the anniversary of the Annual Meeting, then to be timely the required information must be delivered by the stockholder no later than 75 days prior to and no earlier than 105 days prior to the 2013 Annual Meeting of Stockholders or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2013 Annual Meeting of Stockholders is first made by our Board.  A stockholder’s notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, and (b) the class and number of shares of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner. See “Consideration of Director Nominees; New Nominees for Director – Stockholder Nominees” for a discussion of the information required to be submitted with stockholder director nominations. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our bylaws and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file.  Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, we believe that all Section 16(a) filing requirements were met during fiscal 2011, with the exception of a Form 3, which was not filed within the required period by Mark Zorko, our Chief Financial Officer.

ANNUAL REPORT

A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011, AS FILED WITH THE SEC, IS BEING FURNISHED TO STOCKHOLDERS CONCURRENTLY HEREWITH. A STOCKHOLDER MAY SUBMIT A WRITTEN REQUEST FOR AN ADDITIONAL COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011 TO: SECRETARY, STEEL EXCEL INC., 2603 CAMINO RAMON, SUITE 200, SAN RAMON, CALIFORNIA 94583.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Jack L. Howard Corporate Secretary

Appendix I

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION TO REDUCE
THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

CERTIFICATE OF AMENDMENT
OF THE
CERTIFICATE OF INCORPORATION
OF
STEEL EXCEL INC.

Steel Excel Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”),

DOES HEREBY CERTIFY:

FIRST: That resolutions were duly adopted by the Board of Directors of the Corporation setting forth this proposed Amendment to the Certificate of Incorporation of the Corporation and declaring said Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: ARTICLE FOUR, Part 1(A) of the Certificate of Incorporation of the Corporation shall be amended and restated in its entirety as follows:

“Part 1. Authorized Capital Stock. (A) This Corporation is authorized to issue two classes of shares of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 19,000,000 shares consisting of:

(i) 18,000,000 shares of Common Stock, $.001 per share par value; and

(ii) 1,000,000 shares of Preferred Stock, $.001 per share par value of which Two-Hundred Fifty Thousand (250,000) shares have been designated Series A Participating Preferred Stock.”

THIRD: That, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by applicable law was voted in favor of the Amendment.

FOURTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of            , 2012.

STEEL EXCEL INC.

By:
Name:
Title:

Appendix II

PROPOSED AMENDMENT TO CERTIFICATE OF INCORPORATION
TO IMPLEMENT THE PROTECTIVE AMENDMENT

AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
STEEL EXCEL INC.

Steel Excel Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law (the “Corporation”) DOES HEREBY CERTIFY THAT:

FIRST: This Amendment to the Certificate of Incorporation (the “Certificate of Incorporation”), of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

SECOND: This Amendment to the Certificate of Incorporation adds an Article Fourteen to the Certificate of Incorporation to read in its entirety as follows:

ARTICLE FOURTEEN

Part 1.  Definitions.  As used in this Article Fourteen, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any portions of Treasury Regulation § 1.382-2T shall include any successor provisions):

(i)              “4.9-percent Transaction” means any Transfer described in clause (a) or (b) of Part 2 of this Article Fourteen.

(ii)              “4.9-percent Stockholder” a Person who owns a Percentage Stock Ownership equal to or exceeding 4.9% of the Corporation’s then-outstanding Stock, whether directly or indirectly, and including Stock such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the applicable Treasury Regulations and Internal Revenue Service guidance thereunder.

(iii)              “Agent” has the meaning set forth in Part 5 of this Article Fourteen.

(iv)              “Board of Directors” or “Board” means the board of directors of the Corporation.

(v)              “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(vi)              “Corporation Security” or “Corporation Securities” means (i) any Stock, (ii) shares of Preferred Stock issued by the Corporation (other than Preferred Stock described in Section 1504(a)(4) of the Code), and (iii) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation.

(vii)              “Effective Date” means the date of filing of this Certificate of Amendment of Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(viii)              “Excess Securities” has the meaning given such term in Part 4 of this Article Fourteen.

(ix)              “Expiration Date” means the earlier of (i) the close of business on the date that is the third anniversary of the Effective Date, (ii)  the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article Fourteen is no longer necessary or desirable for the preservation of Tax Benefits, (iii) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward or (iv) such date as the Board of Directors shall fix in accordance with Part 12 of this Article Fourteen.

(x)              “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with the Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision and other pertinent Internal Revenue Service guidance.

(xi)              “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(xii)              “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(xiii)              “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article Fourteen.

(xiv)              “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(xv)              “Purported Transferee” has the meaning set forth in Part 4 of this Article Fourteen.

(xvi)              “Securities” and “Security” each has the meaning set forth in Part 7 of this Article Fourteen.

(xvii)              “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(xviii)              “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect, and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

(xix)              “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(xx)              “Transfer” means, any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person or group. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(xxi)              “Transferee” means any Person to whom Corporation Securities are Transferred.

(xxii)              “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

Part 2.  Transfer and Ownership Restrictions.  In order to preserve the Tax Benefits, from and after the Effective Date of this Article Fourteen any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.9-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.9-percent Stockholder would be increased.

Part 3.  Exceptions.

(i)              Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(ii)              The restrictions set forth in Part 2 of this Article Fourteen shall not apply to an attempted Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Part 3 of Article Fourteen, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may grant its approval in whole or in part with respect to such Transfer and may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article Fourteen through duly authorized officers or agents of the Corporation. Nothing in this Part 3 of this Article Fourteen shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Part 4.  Excess Securities.

(i)              No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Part 5 of this Article Fourteen or until an approval is obtained under Part 3 of this Article Fourteen. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Parts 4 or 5 of this Article Fourteen shall also be a Prohibited Transfer.

(ii)              The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to its direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article Fourteen, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article Fourteen as a condition to registering any transfer.

Part 5.  Transfer to Agent.  If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Part 6 of this Article Fourteen if the Agent rather than the Purported Transferee had resold the Excess Securities.

Part 6.  Application of Proceeds and Prohibited Distributions.  The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Part 6 of Article Fourteen. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part 6 of Article Fourteen inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

Part 7.  Modification Of Remedies For Certain Indirect Transfers.  In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a 4.9-percent Stockholder to violate a restriction on Transfers provided for in this Article Fourteen, the application of Parts 5 and 6 of this Article Fourteen shall be modified as described in this Part 7 of this Article Fourteen. In such case, no such 4.9-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 4.9-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 4.9-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Stockholder, following such disposition, not to be in violation of this Article Fourteen. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Parts 5 and 6 of this Article Fourteen, except that the maximum aggregate amount payable either to such 4.9-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9-percent Stockholder or such other Person. The purpose of this Part 7 of Article Fourteen is to extend the restrictions in Part 2 and 5 of this Article Fourteen to situations in which there is a 4.9-percent Transaction without a direct Transfer of Securities, and this Part 7 of Article Fourteen, along with the other provisions of this Article Fourteen, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

Part 8.  Legal Proceedings; Prompt Enforcement.  If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Part 5 of this Article Fourteen (whether or not made within the time specified in Part 5 of this Article Fourteen), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Part 8 of Article Fourteen shall (1) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article Fourteen being void ab initio, (2) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (3) cause any failure of the Corporation to act within the time periods set forth in Part 5 of this Article Fourteen to constitute a waiver or loss of any right of the Corporation under this Article Fourteen. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article Fourteen.

Part 9.  Liability.  To the fullest extent permitted by law, any stockholder subject to the provisions of this Article Fourteen who knowingly violates the provisions of this Article Fourteen and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

Part 10.  Obligation to Provide Information.  As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article Fourteen or the status of the Tax Benefits of the Corporation.

Part 11.  Legends.  The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of  shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article Fourteen bear the following legend:

“THE CERTIFICATE OF INCORPORATION (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.9 PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9 PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Part 3 of this Article Fourteen also bear a conspicuous legend referencing the applicable restrictions.

Part 12.  Authority of Board of Directors.

(a)              The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article Fourteen, including, without limitation, (1) the identification of 4.9-percent Stockholders, (2) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.9-percent Stockholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Part 6 of this Article Fourteen, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article Fourteen. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind Bylaws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article Fourteen for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article Fourteen.

(b)              Nothing contained in this Article Fourteen shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate or extend the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article Fourteen, (3) modify the definitions of any terms set forth in this Article Fourteen or (4) modify the terms of this Article Fourteen as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration, extension or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c)              In the case of an ambiguity in the application of any of the provisions of this Article Fourteen, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article Fourteen requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article Fourteen. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article Fourteen. The Board of Directors may delegate all or any portion of its duties and powers under this Article Fourteen to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article Fourteen through duly authorized officers or agents of the Corporation. Nothing in this Article Fourteen shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

Part 13.  Reliance.  To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article Fourteen. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities and Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

Part 14.  Benefits of This Article Fourteen.  Nothing in this Article Fourteen shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article Fourteen. This Article Fourteen shall be for the sole and exclusive benefit of the Corporation and the Agent.

Part 15.  Severability.  The purpose of this Article Fourteen is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article Fourteen or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article Fourteen.

Part 16.  Waiver.  With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article Fourteen, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be executed on this      day of            , 2012.

STEEL EXCEL INC.

By:
Name:
Title:

Appendix III

TAX BENEFITS PRESERVATION PLAN

dated as of

December 21, 2011

between

STEEL EXCEL INC.

and

REGISTRAR AND TRANSFER COMPANY

as Rights Agent

Table of Contents

Page

Section 1.	Definitions	1
Section 2.	Other Definitional and Interpretative Provisions	5
Section 3.	Issuance of Rights and Right Certificates	5
Section 4.	Form of Right Certificates	6
Section 5.	Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates	7
Section 6.	Exercise of Rights	7
Section 7.	Cancellation and Destruction of Right Certificates	8
Section 8.	Reservation and Availability of Capital Stock	8
Section 9.	Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights	9
Section 10	Certificate of Adjusted Purchase Price or Number of Shares	12
Section 11.	Fractional Rights and Fractional Shares	12
Section 12.	Rights of Action	12
Section 13.	Agreement of Right Holders	13
Section 14.	Right Certificate Holder Not Deemed a Stockholder	13
Section 15.	Appointment of Rights Agent	13
Section 16.	Merger or Consolidation or Change of Name of Rights Agent	14
Section 17.	Duties of the Rights Agent	14
Section 18.	Change of Rights Agent	15
Section 19.	Redemption	16
Section 20.	Exchange	16
Section 21.	Notice of Proposed Actions and Certain Other Matters	17
Section 22.	Notices	17
Section 23.	Supplements and Amendments	18
Section 24.	Successors	18
Section 25.	Determinations and Actions by the Board, etc.	18
Section 26.	Benefits of This Plan	18
Section 27.	Severability	18
Section 28.	Governing Law	19
Section 29.	Counterparts	19
Section 30.	Descriptive Headings	19

Exhibit A	Form of Certificate of Designation	A-1
Exhibit B	Summary of Terms	B-1
Exhibit C	Form of Right Certificate	C-1

i

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN (this “Plan”) dated as of December 21, 2011, between Steel Excel Inc., a Delaware corporation (the “Company”), and Registrar and Transfer Company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, (a) the Company and certain of its Subsidiaries have generated certain Tax Benefits (as defined below) for United States federal income tax purposes; (b) the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below), and thereby preserve the Company’s ability to utilize such Tax Benefits, and (c) in furtherance of such objective, the Company desires to enter into this Plan;

WHEREAS, on December 20, 2011, the Board of Directors of the Company has adopted resolutions creating a series of preferred stock designated as “Series B Junior Participating Preferred Stock” and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined below) outstanding at the close of business (as defined below) on January 4, 2012 (the “Record Date”) and authorized the issuance, upon the terms and subject to the conditions herein, of one Right (subject to adjustment) in respect of each share of Common Stock issued after the Record Date, each Right representing the right to purchase, upon the terms and subject to the conditions herein, one one-thousandth (subject to adjustment) of a share of Preferred Stock (as defined below);

NOW, THEREFORE, the parties hereto agree as follows:

Section 1.                Definitions.  The following terms, as used herein, have the following meanings:

“5% Shareholder” means (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g) or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Treasury Regulation Section 1.382-2T(f)) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Treasury Regulation Section 1.382-2T(g).

“Acquire” (or “Own”) means to obtain (or have, respectively) ownership for purposes of Section 382 of the Code without regard to the constructive ownership rules described in Treasury Regulation Section 1.382-2T(h)(2), (h)(3) and (k) (and “Acquisition” shall have a correlative meaning).

“Acquiring Person” means any Person who or which is or becomes a 5% Shareholder (other than by reason of Treasury Regulation Section 1.382-2T(j)(3)(i), or solely as a result of a transaction in which no “5-percent shareholder” (as defined in Section 382 of the Code and Treasury Regulations thereunder) experiences an increase in its percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a), 1.382- 2T(g), (h), (j) and (k) and other pertinent Internal Revenue Service guidance), whether or not such Person continues to be a 5% Shareholder, but shall not include:

(i)               any Exempt Person;

(ii)             any Grandfathered Person;

(iii)           any Person who or which the Board determines, in its sole discretion, has inadvertently become a 5% Shareholder (or has inadvertently failed to continue to qualify as a Grandfathered Person), so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person’s Percentage Stock Ownership is less than 5% (or, in the case of any Person who or which has inadvertently failed to continue to qualify as a Grandfathered Person, the Company Securities that caused such Person to so fail to qualify as a Grandfathered Person;

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(iv)           any Person that has become a 5% Shareholder if the Board in good faith determines that such Person’s attainment of 5% Shareholder status has not jeopardized or endangered the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company; provided that such Person does not increase its Percentage Stock Ownership over such Person’s lowest Percentage Stock Ownership immediately following such determination by the Board, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (B) transfers to such Person of Company Securities by the Company, if the Board determines, in its sole discretion, that such transfer would not jeopardize or endanger the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company, or (C) any redemption of Company Securities by the Company; and provided further that such Person shall be an “Acquiring Person” if the Board makes a contrary determination in good faith;

(v)           any Person if, on the date that would have been (absent this clause (v) of the definition of “Acquiring Person”) a Stock Acquisition Date with respect to such Person, such Person does not Beneficially Own any Company Securities; and

(vi)           any Person that Beneficially Owns at least a majority of the Common Stock following consummation of a Qualified Offer.

“Affiliate” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person.  For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities by contract or otherwise.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any securities (i) which such Person directly owns or (ii) which such Person would be deemed to constructively own pursuant to Section 382 of the Code and the Treasury Regulations promulgated thereunder.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“close of business” on any given date means 5:00 p.m., New York City time, on such date; provided that if such date is not a Business Day “close of business” means 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

“Common Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Company Securities” means (i) shares of Common Stock, (ii) shares of preferred stock (other than Straight Preferred Stock) of the Company, (iii) warrants, rights, or options (including any interest treated as an option pursuant to Treasury Regulation Section 1.382-4(d)(9)) to acquire stock (other than Straight Preferred Stock) of the Company and (iv) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation Section 1.382-2T(f)(18).

“Distribution Date” means the earlier of (i) the close of business on the tenth Business Day after a Stock Acquisition Date and (ii) the close of business on the tenth Business Day (or such later day as may be designated prior to a Stock Acquisition Date by the Board) after the date of the commencement of a tender or exchange offer by any Person if, upon consummation thereof, such Person would or could be an Acquiring Person; provided, however, that if either of such dates occurs after the public announcement of this Plan and on or prior to the Record Date, then the Distribution Date shall be the Record Date.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, unless otherwise expressly specified.

“Exempt Person” means the Company, any Subsidiary of the Company (in each case including, without limitation, in any fiduciary capacity), any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity or trustee holding Company Securities to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement.

“Expiration Date” means the earliest of (i) the Final Expiration Date, (ii) the time at which all Rights are redeemed as provided in Section 19 or exchanged as provided in Section 20, (iii) the first day of a taxable year of the Company as to which the Board of Directors determines that no Tax Benefits may be carried forward, (iv) a date prior to a Stock Acquisition Date on which the Board of Directors determines that a limitation on the use of the Tax Benefits under Section 382 would no longer be material to the Company, (v) the repeal or amendment of Section 382 or any successor statute, if the Board of Directors determines that this Plan is no longer necessary for the preservation of Tax Benefits, (vi) the final adjournment of the Company’s 2012 annual meeting of stockholders if the approval of a majority of the stockholders voting at such meeting has not been received before such time, and (vii) the close of business on the date that is the final adjournment of the third annual meeting of stockholders following the last annual meeting of stockholders at which this Plan was most recently approved by a majority of stockholders voting at such meeting, unless the Plan is re-approved by a majority of the stockholders at such third annual meeting of stockholders.

“Final Expiration Date” means December 21, 2021.

“Grandfathered Person” means:

(i)
any Person who would otherwise qualify as an Acquiring Person as of immediately prior to the public announcement of this Plan, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s lowest Percentage Stock Ownership immediately prior to the public announcement of this Plan or thereafter, other than any increase pursuant to or as a result of (A) the exercise of any option, warrant or convertible instrument to purchase Company Securities that such Person held as of immediately prior to the public announcement of this Plan, (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, (C) any redemption or repurchase of Company Securities by the Company, or (D) any transfer to such Person of Company Securities by the Company, if the Board determines, in its sole discretion, that such transfer would not jeopardize or endanger the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company; and

(ii)
any Person who would otherwise qualify as an Acquiring Person as a result of a redemption or repurchase of Company Securities by the Company, unless and until such Person’s Percentage Stock Ownership shall be increased by more than one-tenth of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of such redemption or repurchase, other than any increase pursuant to or as a result of (A) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company or (B) any subsequent redemption or repurchase of Company Securities by the Company.

“Percentage Stock Ownership” means the percentage stock ownership interest of the Company, as determined in accordance with Treasury Regulation Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k) and other pertinent Internal Revenue Service guidance; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Treasury Regulation Section 1.382-2T(h)(2)(i)(A).

“Person” means any individual, firm, corporation, partnership, trust association, limited liability company, limited liability partnership, governmental entity, or other entity, or any group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Treasury Regulation Section 1.382-3(a)(1)(i) and shall include any successor (by merger or otherwise) of any such entity.

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“Preferred Stock” means the Series B Participating Preferred Stock, $0.001 par value per share, of the Company, having the terms set forth in the form of certificate of designation attached hereto as Exhibit A.

“Purchase Price” means the price (subject to adjustment as provided herein) at which a holder of a Right may purchase one one-thousandth of a share of Preferred Stock (subject to adjustment as provided herein) upon exercise of a Right, which price shall initially be $233.00.

“Qualified Offer” shall mean an offer determined by a majority of the Board to have each of the following characteristics with respect to the Common Stock:

(i)	a tender or exchange offer for all of the outstanding shares of Common Stock at the same per-share consideration;

(ii)	an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act;

(iii)
an offer that is conditioned on a minimum of at least a majority of the outstanding shares of the Common Stock being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(iv)
an offer pursuant to which the Person making such offer has announced that it intends, as promptly as practicable upon successful completion of the offer, to consummate a second step transaction whereby all shares of the Common Stock not tendered into the offer will be acquired at the same form and amount of consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any.

“Section 382” means Section 382 of the Code, or any comparable successor provision.

“Securities Act” means the Securities Act of 1933, as amended, unless otherwise expressly specified.

“Stock Acquisition Date” means the date of the first public announcement (including the filing of a report on Schedule 13D or Schedule 13G under the Exchange Act (or any similar or successor report)) by the Company or an Acquiring Person indicating that an Acquiring Person has become such.

“Straight Preferred Stock” means preferred stock that is not treated as stock pursuant to Treasury Regulation Section 1.382-2(a)(3).

“Subsidiary” of any Person means any other Person of which securities or other ownership interests having ordinary voting power, in the absence of contingencies, to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such first Person.

“Tax Benefits” means the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries.

“Trading Day” means a day on which the principal national securities exchange or over-the-counter market on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange or over-the-counter market, a Business Day.

“Treasury Regulation” means any final, proposed or temporary regulation of the Department of Treasury under the Code and any successor regulation.

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Each of the following terms is defined in the Section set forth opposite such term:

Term	Section

Company	Preamble
Exchange Ratio	20
Ownership Statement	3(a)
Plan	Preamble
Record Date	Recitals
Redemption Price	19
Rights	Recitals
Rights Agent	Preamble
Right Certificate	4
Trust	20
Trust Agreement	20

Section 2.                      Other Definitional and Interpretative Provisions.  The words “hereof”, “herein” and “hereunder” and words of like import used in this Plan shall refer to this Plan as a whole and not to any particular provision of this Plan.  The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.  References to Sections and Exhibits are to Sections and Exhibits of this Plan unless otherwise specified.  All Exhibits annexed hereto or referred to herein are hereby incorporated in and made a part of this Plan as if set forth in full herein.  Any capitalized terms used in any Exhibit but not otherwise defined therein, shall have the meaning as defined in this Plan.  Any singular term in this Plan shall be deemed to include the plural, and any plural term the singular.  Whenever the words “include”, “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.  “Writing”, “written” and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form.  References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate schedule.  References to any Person include the successors and permitted assigns of that Person.  References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.  References to any statute, rules or regulations shall be deemed to refer to such statute, rules or regulations as amended from time to time and to any successors thereto.

Section 3.                Issuance of Rights and Right Certificates.  (a) As soon as practicable after the Record Date, the Company will send a summary of the Rights substantially in the form of Exhibit B hereto, by first class mail, postage prepaid, to each record holder of the Common Stock as of the close of business on the Record Date.  Certificates for the Common Stock, or current ownership statements issued with respect to uncertificated shares of Common Stock in lieu of such a certificate (an “Ownership Statement”) (which Ownership Statements shall be deemed to be Right Certificates), issued after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date shall have printed or written on or otherwise affixed to them the following legend:

This [certificate] [statement] also evidences certain Rights as set forth in a Tax Benefits Preservation Plan between Steel Excel Inc. (the “Company”) and Registrar and Transfer Company, as Rights Agent, dated as of December 21, 2011, and as amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company.  The Company will mail to the holder of this [certificate] [statement] a copy of the Plan without charge promptly after receipt of a written request therefor.  Under certain circumstances, as set forth in the Plan, such Rights may be evidenced by separate [certificate] [statements] instead of by this [certificate] [statement] and may be redeemed or exchanged or may expire.

As set forth in the Plan, Rights issued or transferred to, or Beneficially Owned by, any Person who is, was or becomes an Acquiring Person (as such terms are defined in the Plan), whether currently Beneficially Owned by or on behalf of such Person or by any subsequent holder, may be null and void.

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(b)           Prior to a Distribution Date, (i) the Rights will be evidenced by certificates for the Common Stock or Ownership Statements and not by separate Right Certificates (as hereinafter defined) and the registered holders of the Common Stock shall be deemed to be the registered holders of the associated Rights, and (ii) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock.

(c)           From and after a Distribution Date, the Rights will be evidenced solely by separate Right Certificates or Ownership Statements and will be transferable only in connection with the transfer of the Right Certificates pursuant to Section 5.  As soon as practicable after the Company has notified the Rights Agent of the occurrence of a Distribution Date, the Rights Agent will send, by first class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person), one or more Right Certificates evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held.  If an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 9, the Company shall, at the time of distribution of the Right Certificates, make the necessary and appropriate rounding adjustments in accordance with Section 11(a) so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.

(d)           Rights shall be issued in respect of all shares of Common Stock outstanding as of the Record Date or issued (on original issuance or out of treasury) after the Record Date but prior to the earlier of a Distribution Date and the Expiration Date.  In addition, in connection with the issuance or sale of shares of Common Stock following a Distribution Date and prior to the Expiration Date, the Company (x) shall, with respect to shares of Common Stock so issued or sold (i) pursuant to the exercise of stock options or under any employee plan or arrangement or (ii) upon the exercise, conversion or exchange of other securities issued by the Company prior to the Distribution Date, and (y) may, in any other case, if deemed appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided that no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise be made in lieu of the issuance thereof.

Section 4.                Form of Right Certificates.  (a) The certificates evidencing the Rights (and the forms of assignment, election to purchase and certificates to be printed on the reverse thereof) (the “Right Certificates”) shall be substantially in the form of Exhibit C hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  The Right Certificates, whenever distributed, shall be dated as of the Record Date.

(b)           The Right Certificates shall be executed on behalf of the Company by its Chief Executive Officer, its President, or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary, an Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, either manually or by facsimile signature.  The Right Certificates shall be countersigned, either manually or by facsimile signature, by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates ceases to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may, nevertheless, be countersigned by the Rights Agent and issued and delivered with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company.  Any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

(c)           Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock issuable upon exercise of the Rights made in accordance with the provisions of this Plan.

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Section 5.                Registration; Transfer and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  (a) Following a Distribution Date, the Rights Agent shall keep or cause to be kept, at its principal office or offices designated as the place for surrender of Right Certificates upon exercise, transfer or exchange, books for registration and transfer of the Right Certificates.  Such books shall show with respect to each Right Certificate the name and address of the registered holder thereof, the number of Rights indicated on the certificate and the certificate number.

(b)           At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth in this Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered.  Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Certificates until the registered holder of the Rights has complied with the requirements of Section 6(f).  Upon satisfaction of the foregoing requirements, the Rights Agent shall, subject to Sections 6(e), 6(f), 8(e), 11 and 20, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates as so requested.  The Company may require payment of a sum sufficient to cover any transfer tax or other governmental charge that may be imposed in connection with any transfer or exchange of any Right Certificate or Certificates.

(c)           Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will issue and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 6.                Exercise of Rights.  (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein, including Sections 6(e), 6(f) and 8(c)) in whole or in part at any time after a Distribution Date and prior to the Expiration Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment (in lawful money of the United States of America by certified check or bank draft payable in immediately available or next day funds to the order of the Company) of the aggregate Purchase Price with respect to the Rights then to be exercised and an amount equal to any applicable transfer tax or other governmental charge.

(b)           Upon satisfaction of the requirements of Section 6(a) and subject to Section 17(k), the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Preferred Stock (or make available, if the Rights Agent is the transfer agent therefor) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased (and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests) or (B) if the Company shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights with a depositary agent, requisition from the depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Preferred Stock to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent and the Company will direct the depositary agent to comply with such request), (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 11 and (iii) after receipt of such certificates or depositary receipts and cash, if any, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate (with such certificates or receipts registered in such name or names as may be designated by such holder).  If the Company is obligated to deliver Common Stock or other securities or assets pursuant to this Plan, the Company will make all arrangements necessary so that such securities and assets are available for delivery by the Rights Agent, if and when appropriate.

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(c)           Each Person (other than the Company) in whose name any certificate for Preferred Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such Preferred Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any transfer taxes or other governmental charges) was made; provided that if the date of such surrender and payment is a date upon which the transfer books of the Company relating to the Preferred Stock are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the applicable transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

(d)           In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing the number of Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 12.

(e)           Notwithstanding anything in this Plan to the contrary, any Rights Beneficially Owned by (i) an Acquiring Person from and after the date on which the Acquiring Person becomes such or (ii) a transferee of Rights Beneficially Owned by an Acquiring Person who (A) becomes a transferee after the Stock Acquisition Date with respect to such Acquiring Person or (B) becomes a transferee prior to or concurrently with the Stock Acquisition Date with respect to such Acquiring Person and receives such Rights (I) with actual knowledge that the transferor is or was an Acquiring Person or (II) pursuant to either (x) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (y) a transfer which the Board determines in good faith is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 6(e), shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under this Plan or otherwise.  The Company shall use all reasonable efforts to insure that the provisions of this Section 6(e) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any transferee of an Acquiring Person hereunder.

(f)           Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to any purported transfer pursuant to Section 5 or exercise pursuant to this Section 6 unless the registered holder of the applicable Rights (i) shall have completed and signed the certificate contained in the form of assignment or election to purchase, as the case may be, set forth on the reverse side of the Right Certificate surrendered for such transfer or exercise, as the case may be, (ii) shall not have indicated an affirmative response to clause 1 or 2 thereof and (iii) shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 7.                Cancellation and Destruction of Right Certificates.  All Right Certificates surrendered for exercise, transfer or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Plan.  The Company shall deliver to the Rights Agent for cancellation, and the Rights Agent shall cancel, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all canceled Right Certificates to the Company, or shall, at the written request of the Company, destroy such canceled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 8.                Reservation and Availability of Capital Stock.  (a) The Company covenants and agrees that it will cause to be reserved and kept available a number of authorized but not outstanding shares of Preferred Stock sufficient to permit the exercise in full of all outstanding Rights as provided in this Plan.

(b)           So long as the Preferred Stock or other securities issuable upon the exercise of Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on any such exchange upon official notice of issuance upon such exercise.

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(c)           The Company shall (i) file, as soon as practicable following the earliest date after a Stock Acquisition Date and determination of the consideration to be delivered by the Company upon exercise of the Rights in accordance with Section 9(a)(ii), or as soon as is required by law following a Distribution Date, as the case may be, a registration statement under the Securities Act with respect to the securities issuable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the Expiration Date.  The Company shall also take such action as may be appropriate to ensure compliance with the securities or blue sky laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed 90 days after the date set forth in Section 8(c)(i), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement when the suspension is no longer in effect.  Notwithstanding anything contained in this Plan to the contrary, the Rights shall not be exercisable for securities in any jurisdiction if the requisite qualification in such jurisdiction has not been obtained, such exercise is not permitted under applicable law or a registration statement in respect of such securities has not been declared effective.

(d)           The Company shall take all such action as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock or other securities issuable upon exercise of Rights shall, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), be duly authorized, validly issued, fully paid and nonassessable.

(e)           The Company shall pay when due and payable any and all federal and state transfer taxes and other governmental charges that may be payable in respect of the issuance or delivery of the Right Certificates and of any certificates for Preferred Stock or other securities upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax or other governmental charge that may be payable in respect of any transfer involved in the issuance or delivery of any Right Certificates or any certificates for Preferred Stock or other securities to a Person other than the registered holder of the applicable Right Certificate.  Prior to any such issuance or delivery of any Right Certificates or any certificates for Preferred Stock or other securities, any such transfer tax or other governmental charge shall have been paid by the holder of such Right Certificate or it shall have been established to the Company’s satisfaction that no such tax or other governmental charge is due.

Section 9.                Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  (a)(i) To preserve the actual or potential economic value of the Rights, if at any time after the date hereof there shall be any change in the Common Stock or the Preferred Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock or Preferred Stock, as the case may be (other than distribution of the Rights or regular quarterly cash dividends) or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of shares of Preferred Stock (or the number and kind of other securities) issuable upon exercise of each Right (or in exchange for any Right pursuant to Section 20), the Purchase Price and Redemption Price in effect at such time and/or the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each share of Common Stock) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.  If an event occurs that requires an adjustment under both this Section 9(a)(i) and Section 9(a)(ii), the adjustment provided for in this Section 9(a)(i) shall be made prior to, and in addition to, any adjustment required pursuant to Section 9(a)(ii).

(ii)           If any Person becomes at any time after the public announcement of this Plan an Acquiring Person, then each holder of a Right shall (except as otherwise provided herein, including Section 6(e)) be entitled to receive upon exercise thereof (in accordance with the provisions of Section 6) at the then current Purchase Price such number of one-thousandths of a share of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Plan and in lieu of shares of Preferred Stock, such number of shares of Common Stock equal to the result obtained by dividing

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(x)           the product obtained by multiplying the then current Purchase Price by the number of one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such first occurrence (such product being from such time on the “Purchase Price” for each Right and for all purposes of this Plan) by

(y)           50% of the current market price per share of Common Stock (determined pursuant to Section 9(b)(i)) on the date of such first occurrence.

(iii)           In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights as contemplated in accordance with subparagraph (ii) above, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exercise of the Rights.  In the event the Company shall, after good faith effort, be unable to take such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, for each share of Common Stock that would otherwise be issuable upon exercise of a Right, a number of shares of Preferred Stock or fraction thereof such that the current market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

(b)(i)           For purposes of computations hereunder other than computations made pursuant to Section 12, the “current market price” per share of Common Stock on any date shall be the average of the daily closing prices per share of such Common Stock at the close of the regular session of trading for the 30 Trading Days immediately prior to such date; and for purposes of computations made pursuant to Section 11, the “current market price” per share of Common Stock for any Trading Day shall be the closing price per share of Common Stock at the close of the regular session of trading for such Trading Day; provided that if the current market price per share of the Common Stock is determined during a period that is in whole or in part following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities exercisable for or convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current market price” shall be properly adjusted to take into account ex-dividend trading.  The closing price for each day shall be the last sale price, regular way, at the close of the regular session of trading or, if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system at the close of the regular session of trading with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the- counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or such other system then in use or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board (in each case prices which are not identified as having been reported late to such system).  If on any such date, no market maker is making a market in the Common Stock or the Common Stock is not publicly held or not so listed or traded, the “current market value” of such shares on such date shall be as determined in good faith by the Board (or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board) which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii)           For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in Section 9(b)(i) (other than the last sentence thereof).  If the current market price per share of Preferred Stock cannot be determined in such manner, the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, reverse stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the current market price per share of Common Stock (as determined pursuant to Section 9(b)(i)).  For all purposes of this Plan, the “current market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000.

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(iii)           For the purpose of any computation hereunder, the value of any securities or assets other than Common Stock or Preferred Stock shall be the fair value as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(c)           Notwithstanding any provision of this Plan to the contrary, no adjustment of any item described in Section 9(a)(i) (e.g., the Purchase Price, the Redemption Price, the number of shares of Preferred Stock issuable upon exercise of the Rights) shall be required unless such adjustment would require an increase or decrease of at least 1% in the relevant item; provided that any adjustments which by reason of this Section 9(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 9 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock or other share or one-hundred millionth of a share of Preferred Stock, as the case may be.

(d)           All Rights originally issued by the Company subsequent to any adjustment made hereunder shall evidence the right to purchase, at the Purchase Price then in effect, the then applicable number of one-thousandths of a share of Preferred Stock and other capital stock issuable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(e)           Irrespective of any adjustment or change in the Purchase Price or the number of one-thousandths of a share of Preferred Stock or other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of shares which were expressed in the initial Right Certificates issued hereunder.

(f)            In any case in which this Section 9 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one-thousandths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise over and above the number of one-thousandths of a share of Preferred Stock or other capital stock, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(g)           Anything in this Section 9 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 9, as and to the extent that it, in its sole discretion, determines to be advisable so that any consolidation or subdivision of the Preferred Stock or Common Stock, issuance wholly for cash of any Preferred Stock or Common Stock at less than the current market price, issuance wholly for cash of any Preferred Stock, Common Stock or securities which by their terms are convertible into or exercisable for Preferred Stock or Common Stock, stock dividends or issuance of rights, options or warrants referred to in this Section 9 hereafter made by the Company to the holders of its Preferred Stock or Common Stock shall not be taxable to such stockholders.

(h)           The Company agrees that after a Distribution Date, it will not, except as permitted by Sections 19, 20 or 23, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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Section 10.              Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 9, the Company shall (i) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (ii) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (iii) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to a Distribution Date, to each holder of a certificate representing shares of Common Stock) in the manner set forth in Section 22.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

Section 11.              Fractional Rights and Fractional Shares.  (a) The Company is not required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights.  In lieu of any such fractional Rights, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market price of a whole Right.  For purposes of this Section 11(a), the current market price of a whole Right shall be the closing price of a Right at the close of the regular session of trading for the Trading Day immediately prior to the date on which such fractional Rights would otherwise have been issuable.  The closing price of a Right for any day shall be determined in the manner set forth for the Common Stock in Section 9(b)(i).

(b)           The Company is not required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or upon exchange of the Rights pursuant to Section 20(a), and the Company is not required to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-thousandth of a share of Preferred Stock).  Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Stock represented by such depositary receipts.  In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market price of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 11(b), the current market price of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 9(b)) for the Trading Day immediately prior to the date of such exercise.

(c)           Upon any exchange pursuant to Section 20(c), the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the current market price of a share of Common Stock.  For purposes of this Section 11(c), the current market price of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 9(b)) for the Trading Day immediately prior to the date of such exercise or exchange.

(d)           Each holder of a Right, by his acceptance of the Right, expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right except as permitted by this Section 11.

Section 12.              Rights of Action.  All rights of action in respect of this Plan, excepting the rights of action given to the Rights Agent under Section 15 hereof, are vested in the respective registered holders of the Right Certificates (and, before the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, before the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, before the Distribution Date, of the Common Stock), on such holder’s own behalf and for such holder’s own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate (or, before the Distribution Date, such Common Stock) in the manner provided in such Rights Certificate and in this Plan.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Plan.

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Section 13.              Agreement of Right Holders.  Each holder of a Right, by his acceptance of the Right, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a)           prior to a Distribution Date, the Rights will be evidenced by and transferable only in connection with the transfer of Common Stock;

(b)           after a Distribution Date, the Rights will be evidenced by Right Certificates and transferable only on the registry books of the Rights Agent pursuant to Section 5;

(c)           subject to Sections 5 and 6, the Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to a Distribution Date, a certificate representing shares of Common Stock or an Ownership Statement) is registered as the absolute owner of such certificate and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the certificate representing shares of Common Stock or Ownership Statement made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 6(e), shall be affected by any notice to the contrary; and

(d)           notwithstanding anything in this Plan to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Plan by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligation; provided that the Company must use its reasonable best efforts to have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 14.              Right Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in Section 21), or to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 15.              Appointment of Rights Agent.  (a) The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.  If the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine.

(b)           The Company shall pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the execution or administration of this Plan and the exercise and performance of its duties hereunder.  The Company also shall indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the administration of this Plan or the exercise or performance of its duties hereunder, including the costs and expenses of defending against any claim of liability.

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Section 16.              Merger or Consolidation or Change of Name of Rights Agent.  (a) Any corporation into or with which the Rights Agent or any successor Rights Agent may be merged, consolidated or combined, any corporation resulting from any merger, consolidation or combination to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any party hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 18.  If at the time such successor Rights Agent succeeds to the agency created by this Plan any of the Right Certificates have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

(b)           If at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and if at that time any of the Right Certificates have not been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 17.              Duties of the Rights Agent.  The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a)           The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)           Whenever in the performance of its duties under this Plan the Rights Agent deems it necessary that any fact or matter (including the identity of any “Acquiring Person” and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chief Executive Officer, the President or any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Plan in reliance upon such certificate.

(c)           The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d)           The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)           The Rights Agent shall not be responsible (i) in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof), (ii) for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate, (iii) for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 6(e)) or (iv) any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided herein or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment).  The Rights Agent shall not by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be duly authorized, validly issued, fully paid and nonassessable.

(f)           The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

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(g)           The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

(h)           The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Plan.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)            The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to any holders of Rights resulting from any such act, default, neglect or misconduct; provided that reasonable care was exercised in the selection and continued employment thereof.

(j)            No provision of this Plan shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)            If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the cases may be, has either not been completed or indicates an affirmative response to clause 1 or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l)            The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with the administration of this Plan or the exercise or performance of its duties hereunder in reliance upon any Right Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement or other paper or document reasonably believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 18.              Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon 30 days’ notice to the Company and to each transfer agent of the Common Stock and Preferred Stock.  In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice.  The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and, after a Distribution Date, to the holders of the Right Certificates.  If the Rights Agent resigns or is removed or otherwise becomes incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company fails to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized, in good standing and doing business under the laws of the United States or of any state of the United States, authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in Section 18(a).  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, subsequent to a Distribution Date, mail a notice thereof to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 18, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 19.              Redemption.  (a) At any time prior to a Distribution Date, the Board may, at its option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as such amount may be appropriately adjusted pursuant to Section 9(a)(i) (such redemption price being hereinafter referred to as the “Redemption Price”).  The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  The Redemption Price shall be payable, at the option of the Company, in cash, shares of Common Stock, or such other form of consideration as the Board shall determine.

(b)           Immediately upon the action of the Board electing to redeem the Rights (or at such later time as the Board may establish for the effectiveness of such redemption) and without any further action and without any notice, the right to exercise the Rights will terminate and thereafter the only right of the holders of Rights shall be to receive the Redemption Price for each Right so held.  The Company shall promptly thereafter give notice of such redemption to the Rights Agent and the holders of the Rights in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such redemption.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 20.              Exchange.  (a) At any time on or after a Stock Acquisition Date, with respect to all or any part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to Section 6(e)), the Board may, at its option, exchange for each Right one share of Common Stock, subject to adjustment pursuant to Section 9(a)(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish.  Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after an Acquiring Person becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

(b)           Immediately upon the effectiveness of the action of the Board to exchange any Rights pursuant to Section 20(a) (or at such later time as the Board may establish) and without any further action and without any notice, the right to exercise such Rights will terminate and thereafter the only right of a holder of such Rights shall be to receive that number of fractional shares of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly thereafter give notice of such exchange to the Rights Agent and the holders of the Rights to be exchanged in the manner set forth in Section 22; provided that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of Rights for shares of Common Stock will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to Section 6(e)) held by each holder of Rights.

(c)           In lieu of exchanging all or any part of the then outstanding and exercisable Rights for shares of Common Stock in accordance with Section 20(a), the Board may, at its option, substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of shares of Preferred Stock or fraction thereof such that the current market price of one share of Preferred Stock multiplied by such number or fraction is equal to the current market price of one share of Common Stock as of the date of issuance of such shares of Preferred Stock or fraction thereof.

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(d)           Prior to effecting an exchange pursuant to this Section 20, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the fractional shares of Preferred Stock, or shares of Common Stock or other securities, if any, issuable pursuant to the exchange, and all Persons entitled to receive shares or other securities pursuant to the exchange shall be entitled to receive such shares or other securities (and any dividends or distributions made thereon after the date on which such shares or other securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

Section 21.              Notice of Proposed Actions and Certain Other Matters.  (a) If the Company proposes, at any time after a Distribution Date, (i) to pay any dividend payable in stock of any class or to make any other distribution (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) to the holders of Preferred Stock, (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision or combination of outstanding shares of Preferred Stock), (iv) to effect, or permit any of its Subsidiaries to effect, any consolidation, merger or combination with any other unaffiliated Person, or to effect any sale or other transfer, in one transaction or a series of related transactions, of assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries, taken as a whole, (v) to effect the liquidation, dissolution or winding-up of the Company or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right, a notice of such proposed action specifying the record date for the purposes of any such dividend, distribution or offering of rights or warrants, or the date on which any such reclassification, consolidation, merger, combination, sale, transfer, liquidation, dissolution or winding-up is to take place and the date of participation therein by the holders of Preferred Stock or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by Section 21(a)(i) or 21(a)(ii) above at least 20 days prior to the record date for determining holders of the Preferred Stock entitled to participate in such dividend, distribution or offering, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be earlier.  The failure to give notice required by this Section or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

(b)            (i) The Company shall as soon as practicable after a Stock Acquisition Date give to each holder of a Right, in accordance with Section 22, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 9(a)(ii), and (ii) all references in Section 21 to Preferred Stock shall be deemed thereafter to refer to Common Stock or other capital stock, as the case may be.

Section 22.              Notices.  Except as set forth below, all notices, requests and other communications to any party hereunder and to the holder of any Right shall be in writing unless otherwise expressly specified herein.  Notices or demands authorized by this Plan to be given or made to or on the Company or (subject to Section 18) the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or registered or certified mail (postage prepaid) to the addresses set forth below (or such other address as such party specifies in writing to the other party):

if to the Company, to:

Steel Excel Inc.
691 S. Milpitas Blvd.
Milpitas, California, 95035
Attention: Mark Zorko, Chief Financial Officer
Telephone: (408) 945-8600
Facsimile:  (847) 510-0423

III-17

if to the Rights Agent, to:

Registrar and Transfer Company
10 Commerce Drive
Cranford, NJ 07016
Attention: Henry Farrell, Senior Account Executive
Telephone: (800) 866-1340 ext. 2619
Facsimile:  (908) 272-0889

Except as otherwise expressly set forth in this Plan, notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate any certificate representing shares of Common Stock is sufficiently given or made if sent by first class mail (postage prepaid) to each record holder of such Certificate at the address of such holder shown on the registry books of the Company.  Notwithstanding anything in this Plan to the contrary, prior to a Distribution Date a public filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given to such holders.

Section 23.              Supplements and Amendments.  At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights.  At any time after the occurrence of a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend this Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause this Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.  Upon the delivery of a certificate from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company stating that the proposed supplement or amendment is in compliance with the terms of this Plan, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be required to, execute any supplement or amendment that adversely affects its rights, duties or obligations under this Agreement.

Section 24.              Successors.  All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 25.              Determinations and Actions by the Board, etc.  The Board shall have the exclusive power and authority to administer this Plan and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including a determination to redeem or exchange or not to redeem or exchange the Rights or to amend the Plan).  All such actions, calculations, interpretations and determinations which are done or made by the Board in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties.

Section 26.              Benefits of This Plan.  Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates or ownership statements representing the shares of Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to a Distribution Date, the certificates representing the shares of Common Stock).

Section 27.              Severability.  If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

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Section 28.              Governing Law.  This Plan, each Right and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 29.              Counterparts.  This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

Section 30.              Descriptive Headings.  Descriptive headings of the several sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

III-19

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed by their respective authorized officers as of the day and year first above written.

STEEL EXCEL INC.

By:	/s/ John J. Quicke
Name: John J. Quicke
Title: Interim President and Chief Executive Officer

REGISTRAR AND TRANSFER COMPANY

By:	/s/ Nicola Giancaspro
Name: Nicola Giancaspro
Title: Vice President
Stock Transfer Operations

III-20

EXHIBIT A

FORM OF
CERTIFICATE OF DESIGNATION
OF
SERIES B PARTICIPATING PREFERRED STOCK
OF
STEEL EXCEL INC.

Steel Excel Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware thereof, does hereby certify:

The board of directors of the Corporation (the “Board of Directors”) or a duly authorized committee of the Board of Directors, in accordance with the certificate of incorporation and bylaws of the Corporation and applicable law, adopted the following resolution on December 20, 2011, creating a series of preferred stock of the Corporation designated as “Series B Preferred Stock”.

RESOLVED, that pursuant to the provisions of the certificate of incorporation and the bylaws of the Corporation and applicable law, a series of preferred stock, par value $0.001 per share, of the Corporation be and hereby is created, and that the designation and number of shares of such series, and the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, are as follows:

Section 1.                      Designation and Number of Shares.  The shares of such series shall be designated as “Series B Participating Preferred Stock” (the “Series B Preferred Stock”), and the number of shares constituting such series shall be 40,000.  Such number of shares of the Series B Preferred Stock may be increased or decreased by resolution of the Board of Directors; provided that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than the number of shares then outstanding plus the number of shares issuable upon exercise or conversion of outstanding rights, options or other securities issued by the Corporation.

Section 2.                      Dividends and Distributions.  (a) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of the Corporation ranking prior and superior to the shares of Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, regular quarterly dividends payable on such dates each year as designated by the Board of Directors (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of any share or fraction of a share of Series B Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the Multiplier Number times the aggregate per share amount of all cash dividends or other distributions and the Multiplier Number times the aggregate per share amount of all non-cash dividends or other distributions (other than (i) a dividend payable in shares of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) or (ii) a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise)), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred Stock.  As used herein, the “Multiplier Number” shall be 1,000; provided that if, at any time after December 20, 2011, there shall be any change in the Common Stock, whether by reason of stock dividends, stock splits, reverse stock splits, recapitalization, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin- offs, liquidations or other similar changes in capitalization, or any distribution or issuance of shares of its capital stock in a merger, share exchange, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Board of Directors shall adjust the Multiplier Number to the extent appropriate such that following such adjustment each share of Series B Preferred Stock shall be in the same economic position as prior to such event.

(b)           The Corporation shall declare a dividend or distribution on the Series B Preferred Stock as provided in Section 2(a) immediately after it declares a dividend or distribution on the Common Stock (other than as described in Sections 2(a)(i) and 2(a)(ii)).

(c)           Dividends, to the extent payable as provided in Sections 2(a) and (b), shall begin to accrue and be cumulative on outstanding shares of Series B Preferred Stock from the Quarterly Dividend Payment Date immediately preceding the date of issuance of such shares of Series B Preferred Stock, unless the date of issuance of such shares is on or before the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from the date of issue of such shares, or unless the date of issue is a date after the record date for the determination of holders of shares of Series B Preferred Stock entitled to receive a quarterly dividend and on or before such Quarterly Dividend Payment Date, in which case dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than 60 days prior to the date fixed for the payment thereof.

Section 3.                      Voting Rights.  In addition to any other voting rights required by law, the holders of shares of Series B Preferred Stock shall have the following voting rights:

(a)           Each share of Series B Preferred Stock shall entitle the holder thereof to a number of votes equal to the Multiplier Number on all matters submitted to a vote of stockholders of the Corporation.

(b)           Except as otherwise provided herein or by law, the holders of shares of Series B Preferred Stock and the holders of shares of Common Stock shall vote together as a single class on all matters submitted to a vote of stockholders of the Corporation.

(c)           The certificate of incorporation of the Corporation shall not be amended in any manner (whether by merger or otherwise) so as to adversely affect the powers, preferences or special rights of the Series B Preferred Stock without the affirmative vote of the holders of a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class.

(d)           Except as otherwise expressly provided herein, holders of Series B Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.                      Certain Restrictions.  (a) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on outstanding shares of Series B Preferred Stock shall have been paid in full, the Corporation shall not:

(i)             declare or pay dividends on, or make any other distributions on, any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock;

(ii)            declare or pay dividends on, or make any other distributions on, any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except dividends paid ratably on the Series B Preferred Stock and all such other parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)           redeem, purchase or otherwise acquire for value any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding-up) to the Series B Preferred Stock; or

(iv)           redeem, purchase or otherwise acquire for value any shares of Series B Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series B Preferred Stock and all such other parity stock upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)           The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for value any shares of stock of the Corporation unless the Corporation could, under paragraph 4(a), purchase or otherwise acquire such shares at such time and in such manner.

Section 5.                      Reacquired Shares.  Any shares of Series B Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof.  All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock without designation as to series and may be reissued as part of a new series of Preferred Stock to be created by the Board of Directors as permitted by the certificate of incorporation of the Corporation or as otherwise permitted under Delaware law.

Section 6.                      Liquidation, Dissolution and Winding-up.  Upon any liquidation, dissolution or winding-up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding-up) to the Series B Preferred Stock unless, prior thereto, the holders of shares of Series B Preferred Stock shall have received $1.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment; provided that the holders of shares of Series B Preferred Stock shall be entitled to receive an aggregate amount per share equal to (x) the Multiplier Number times (y) the aggregate amount to be distributed per share to holders of Common Stock, or (b) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding-up) with the Series B Preferred Stock, except distributions made ratably on the Series B Preferred Stock and all such other parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding-up.

Section 7.                      Consolidation, Merger, etc.  If the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the shares of Series B Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to (x) the Multiplier Number times (y) the aggregate amount of stock, securities, cash or any other property, as the case may be, into which or for which each share of Common Stock is changed or exchanged.

Section 8.                      No Redemption.  The Series B Preferred Stock shall not be redeemable.

Section 9.                      Rank.  The Series B Preferred Stock shall rank junior to all other series of the Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution and winding-up, unless the terms of such series shall specifically provide otherwise, and shall rank senior to the Common Stock as to such matters.

Section 10.                     Fractional Shares.  Series B Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designation this ___th day of ___, 2011.

STEEL EXCEL INC. By: Name: Title:

EXHIBIT B

AS SET FORTH IN THE PLAN, RIGHTS ISSUED OR TRANSFERRED TO, OR
BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING
PERSON (AS SUCH TERMS ARE DEFINED IN THE PLAN), WHETHER CURRENTLY
BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT
HOLDER, MAY BE NULL AND VOID.

SUMMARY OF TERMS

STEEL EXCEL INC.

TAX BENEFITS PRESERVATION PLAN

Purpose
The purpose of the Tax Benefits Preservation Plan (“Plan”) described in this summary of terms is to help preserve the value of the deferred tax assets (“Tax Benefits”) of Steel Excel Inc. (the “Company”) for U.S. federal income tax purposes.

Form of Security
The Board of Directors has declared a dividend of one preferred stock purchase right for each outstanding share of the Company’s common stock, payable to holders of record as of the close of business on January 4, 2012 (each a “Right” and collectively, the “Rights”).

Exercise
Prior to a Distribution Date1, the Rights are not exercisable.
After a Distribution Date, each Right is exercisable to purchase, for $233.00 (the “Purchase Price”), one one-thousandth of a share of Series B Participating Preferred Stock, $0.001 par value per share, of the Company (“Preferred Stock”).

Flip-In
If any person or group becomes a “5-percent shareholder” (an “Acquiring Person”) (subject to certain exceptions described in the Plan), then on a Distribution Date, each Right (other than Rights beneficially owned by the Acquiring Person and certain affiliated persons) will entitle the holder to purchase, for the Purchase Price, a number of shares of Common Stock of the Company equal to the quotient of (x) two times the Purchase Price divided by (y) the then current market price of the Company’s Common Stock; provided that (i) none of the Company and certain affiliates of the Company shall be an Acquiring Person, (ii) none of certain existing “5-percent shareholders” (including certain persons who are “5-percent shareholders” following specified exchange offers with the Company) shall be an Acquiring Person unless and until any such “5-percent shareholder” increases its percentage stock ownership in the Company by more than one-tenth of one percentage point, (iii) none of certain other “grandfathered persons” (as described in the Plan) shall be an Acquiring Person so long as any such “grandfathered person” satisfies the applicable requirements set forth in the Plan, (iv) no person or group who or which the Board determines, in its sole discretion, has inadvertently become a “5-percent shareholder” (or inadvertently failed to continue to qualify as a “grandfathered person”) shall be an Acquiring Person so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such person’s (or such group’s) percentage stock ownership in the Company is less than 5 percent (or, in the case of any person or group that has inadvertently failed to qualify as a “grandfathered person,” the securities of the Company that caused such person or group to fail to qualify as a “grandfathered person”) , (v) no person or group that has become a “5-percent shareholder” shall be an Acquiring Person if the Board in good faith determines that such person’s or group’s attainment of “5-percent shareholder” status has not jeopardized or endangered the Company’s utilization of the Tax Benefits or is otherwise in the best interests of the Company; provided that such a person or group shall be an “Acquiring Person” if the Board makes a contrary determination in good faith, and (vi) an acquisition by a person or group of at least a majority of the Company’s Common Stock made by that person or group as part of a “qualified offer” (as defined in the Plan) shall not result in any person or group becoming an Acquiring Person.

1Distribution Date means the earlier of:
•the 10th business day after public announcement that any person or group has become an Acquiring Person; and

•the 10th business day after the date of the commencement of a tender or exchange offer by any person which would or could, if consummated, result in such person becoming an Acquiring Person, subject to extension by the Board of Directors of the Company.

Exchange
At any time after any person has become an Acquiring Person (but before any person becomes the beneficial owner of 50% or more of the Company’s Common Stock), the Board may elect to exchange all or part of the Rights (other than the Rights beneficially owned by the Acquiring Person and certain affiliated persons) for one share of Common Stock (or, at the option of the Board, fractional shares of Preferred Stock with an aggregate current market price that equals the current market price of one share of Common Stock) per Right, subject to adjustment.

Redemption	The Board of Directors may, at its option, redeem all, but not less than all, of the then outstanding Rights at a redemption price of $0.00001 per Right at any time prior to a Distribution Date.
Expiration
The Rights will expire on the earliest of (i) December 21, 2021, (ii) the time at which all Rights are redeemed or exchanged, (iii) the first day of a taxable year of the Company as to which the Board of Directors determines that no Tax Benefits may be carried forward, (iv) a date on which the Board of Directors determines that a limitation on the use of the Tax Benefits under Section 382 of the Internal Revenue Code of 1986, as amended (“Section 382”), would no longer be material to the Company, provided that such date is prior to public disclosure that a person became an Acquiring Person, (v) the repeal or amendment of Section 382 or any successor statute, if the Board of Directors determines that the Plan is no longer necessary for the preservation of Tax Benefits, (vi) the final adjournment of the Company’s 2012 annual meeting of stockholders if the approval of a majority of the stockholders voting at such meeting has not been received before such time, and (vii) the close of business on the date that is the final adjournment of the third annual meeting of stockholders following the last annual meeting of stockholders at which this Plan was most recently approved by a majority of stockholders voting at such meeting, unless the Plan is re-approved by a majority of the stockholders at such third annual meeting of stockholders.

Amendments
At any time on or prior to a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of the Plan without the approval of any holders of Rights.

After a Distribution Date, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend the Plan without the approval of any holders of Rights; provided, however, that no such supplement or amendment may (a) adversely affect the interests of the holders of Rights as such (other than an Acquiring Person), (b) cause the Plan again to become amendable other than in accordance with this sentence or (c) cause the Rights again to become redeemable.

Shareholder Rights	Rights holders, in their capacity as such, have no rights as a shareholder of the Company, including the right to vote and to receive dividends.
Antidilution Provisions	The Plan includes antidilution provisions designed to prevent efforts to diminish the efficacy of the Rights.

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A.  A copy of the Plan is available free of charge from the Company.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, as amended from time to time, the complete terms of which are hereby incorporated by reference.

EXHIBIT C

[FORM OF RIGHT CERTIFICATE]

No. R -                    [Number of] Rights

NOT EXERCISABLE AFTER DECEMBER 21, 2021 OR SUCH EARLIER DATE AS PROVIDED BY THE TAX BENEFITS PRESERVATION PLAN OR EARLIER IF  THE RIGHTS EVIDENCED HEREBY ARE REDEEMED OR EXCHANGED BY THE COMPANY AS SET FORTH IN THE RIGHTS PLAN.  AS SET FORTH IN THE RIGHTS PLAN, RIGHTS ISSUED TO, OR BENEFICIALLY OWNED BY, ANY PERSON WHO IS, WAS OR BECOMES AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS PLAN), WHETHER CURRENTLY BENEFICIALLY OWNED BY OR ON BEHALF OF SUCH PERSON OR BY ANY SUBSEQUENT HOLDER, MAY BE NULL AND VOID.

RIGHT CERTIFICATE
STEEL EXCEL INC.

This Right Certificate certifies that ____________________, or registered assigns, is the registered holder of the number of Rights set forth above, each of which entitles the holder (upon the terms and subject to the conditions set forth in the Tax Benefits Preservation Plan dated as of December 21, 2011 (the “Plan”) between Steel Excel Inc., a Delaware corporation (the “Company”), and Registrar and Transfer Company (the “Rights Agent”)) to purchase from the Company, at any time after a Distribution Date and prior to the Expiration Date, one-one thousandths of a fully paid, nonassessable share of Series B Participating Preferred Stock (the “Preferred Stock”) of the Company at a purchase price of $233.00 per one one-thousandth of a share (the “Purchase Price”), payable in lawful money of the United States of America, upon surrender of this Right Certificate, with the form of election to purchase and related certificate duly executed, and payment of the Purchase Price at an office of the Rights Agent designated for such purpose.

Terms used herein and not otherwise defined herein shall have the meanings given to them in the Plan.

The number of Rights evidenced by this Right Certificate (and the number and kind of shares issuable upon exercise of each Right) and the Purchase Price set forth above are as of _________, 20__, and may have been or in the future be adjusted as a result of the occurrence of certain events, as more fully provided in the Plan.

If the Rights evidenced by this Right Certificate are Beneficially Owned by an Acquiring Person after an Acquiring Person has become such, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.  If the Rights evidenced by this Right Certificate are beneficially owned by (a) a transferee of Rights Beneficially Owned by such Acquiring Person who (i) becomes a transferee after a Stock Acquisition Date or (ii) becomes a transferee prior to or concurrently with a Stock Acquisition Date and receives such Rights (A) with actual knowledge that the transferor is or was an Acquiring Person or (B) pursuant to either (I) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of these transfer restrictions, such Rights shall become null and void without any further action, and no holder hereof shall have any rights whatsoever with respect to such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Plan.

At any time after a Distribution Date and prior to the Expiration Date, any Right Certificate or Certificates may, upon the terms and subject to the conditions set forth below in the Plan, be transferred or exchanged for another Right Certificate or Certificates evidencing a like number of Rights as the Right Certificate or Certificates surrendered.  Any registered holder desiring to transfer or exchange any Right Certificate or Certificates shall surrender such Right Certificate or Certificates (with, in the case of a transfer, the form of assignment and certificate on the reverse side thereof duly executed) to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose.

Subject to the provisions of the Plan, the Board of Directors of the Company may, at its option,

(a) at any time on or prior to a Distribution Date redeem all but not less than all of the then outstanding Rights at a redemption price of $0.00001 per Right, as may be adjusted pursuant to the Plan; or

(b) at any time after a Distribution Date exchange all or part of the then outstanding Rights (which shall not include Rights that have become void pursuant to Section 6(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock (or, at the option of the Board, fractional shares of Preferred Stock with an aggregate current market price that equals the current market price of one share of Common Stock)per Right, as may be adjusted pursuant to the Plan.  If the Rights shall be exchanged in part, the holder of this Right Certificate shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exchanged.

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are multiples of one one-thousandth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are multiples of one one-thousandth of a share of Preferred Stock which may, at the election of the Company, be evidenced by depositary receipts).  In lieu of any such fractional shares of Preferred Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised an amount in cash equal to the same fraction of the current market price of one one-thousandth of a share of Preferred Stock.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised.

No holder of this Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of capital stock which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company (including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), to receive dividends or subscription rights, or otherwise) until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal by its authorized officers.

Dated as of ________, 20__

STEEL EXCEL INC. By: Name: Title: [SEAL]
Attest: By: Name: Title: Secretary
Countersigned: REGISTRAR AND TRANSFER COMPANY As Rights Agent By: Name: Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed if the registered holder desires to transfer the Right Certificate)

FOR VALUE RECEIVED	hereby sells, assigns and transfers unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ________________________ Attorney, to transfer the within Right Certificate on the books of the within named Company, with full power of substitution.

Dated: __________, 20__

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate _____ are _____ are not Beneficially Owned by an Acquiring Person and _____ are _____ are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it _____ did _____ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated: __________, 20__

Signature

The signatures to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the registered holder desires to exercise Rights represented by the Right Certificate)

To: Steel Excel Inc.

The undersigned hereby irrevocably elects to exercise _______________ Rights represented by this Right Certificate to purchase shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such securities be issued in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address of transferee)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address of transferee)

Dated: __________, 20__

Signature

Medallion Signature Guaranteed:

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate _____ are _____ are not Beneficially Owned by an Acquiring Person and _____ are _____ are not being assigned by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined in the Plan); and

(2) after due inquiry and to the best knowledge of the undersigned, it _____ did _____ did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person.

Dated: __________, 20__

Signature

The signatures to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

X PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
STEEL EXCEL INC.

Annual Meeting of Stockholders
May 17, 2012

The undersigned stockholder(s) of Steel Excel Inc., a Delaware corporation, hereby appoints Mark A. Zorko and John J. Quicke, and each of them, as Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at our 2012 Annual Meeting of Stockholders to be held at the Crowne Plaza Redondo Beach, 300 North Harbor Drive, Redondo Beach, California 90277 on Thursday, May 17, 2012 at 9:00 a.m., local time, and at any adjournment thereof, and to vote all shares of our common stock which the undersigned would be entitled to vote if personally present in the manner indicated by the undersigned stockholder on the reverse side of this card, and to vote on all other matters properly coming before the meeting. If the undersigned stockholder does not indicate how the shares are to be voted, the Proxies will vote in accordance with the Board of Directors' recommendations on the matters listed on the reverse side of this card.

Please be sure to date and sign this proxy card in the box below. Date

Sign above ——— Co-holder (if any) sign above

This proxy should be marked, dated and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to provide the full name of the corporation and the signature of the authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign.

	For	Against	Abstain
1. Election of directors to serve a one-year term.			
01 Jack L. Howard	☐	☐	☐
02 Warren G. Lichtenstein	☐	☐	☐
03 John Mutch	☐	☐	☐
04 John J. Quicke	☐	☐	☐
05 Gary W. Ullman	☐	☐	☐
06 Robert J. Valentine	☐	☐	☐
2. Approval of an amendment to the Company's Certificate of Incorporation to reduce the number of shares of common stock authorized for issuance from 40,000,000 to 18,000,000.	☐	☐	☐
3. Approval of an amendment to the Company's Certificate of Incorporation to restrict certain transfers of common stock in order to preserve the tax treatment of the Company's net operating losses and other tax benefits.	☐	☐	☐
4. Approval of the Tax Benefits Preservation Plan to help protect the tax treatment of the Company's net operating losses and other tax benefits.	☐	☐	☐
5. To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.	☐	☐	☐
6. To ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.	☐	☐	☐

7. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a Vote FOR each of the listed nominees and FOR Proposals 2, 3, 4, 5 and 6.

Detach above card, sign, date and mail in postage paid envelope provided.

STEEL EXCEL INC.

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TO ENSURE YOUR REPRESENTATION AT THE 2012 ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

____

____

____

PROXY MATERIALS ARE AVAILABLE ON-LINE AT:

http://www.cfpproxy.com/7074

7074